US-DOCS\163537025.5 EMPLOYMENT AGREEMENT THIS EMPLOYMENT AGREEMENT (“Agreement”) is entered into as of September 29, 2025 and effective as of October 1, 2025 (the “Effective Date”) between The Beauty Health Company (“Parent”), Hydrafacial LLC (the “OpCo” and, together with Parent, the “Company”), and Pedro Malha (“Executive”). WHEREAS, effective as of the Effective Date, the Company desires to employ Executive (with OpCo being the technical, W-2 employer of Executive for payroll, tax and related purposes) pursuant to the terms of this Agreement, and Executive desires to enter into this Agreement and to accept such employment with the Company, in each case, subject to the terms and provisions of this Agreement. NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows: I. EMPLOYMENT The Company hereby agrees to employ Executive, and Executive agrees to such employment with the Company upon the terms and conditions herein set forth. A. Employment. Executive shall serve as President and Chief Executive Officer of Parent and OpCo during the Term (as defined below). Executive agrees to perform such duties consistent with such position as may be assigned to Executive from time to time by the Board of Directors of Parent (the “Board”). Executive agrees to devote substantially all of Executive’s business time and attention and reasonable best efforts to the performance of Executive’s duties and responsibilities. In connection with Executive’s employment by and service with the Company, Executive shall be appointed to the Board effective as of the Effective Date, and thereafter shall be nominated for reelection to the Board at each annual meeting of the stockholders of Parent during the Term. Executive shall have such responsibilities, power and authority as are customarily associated with the positions of president and chief executive officer in public companies, subject to the delegation of authority guidelines established by the Board from time to time and shall report solely and directly to the Board. B. Term. The term of employment of Executive hereunder (the “Term”) will be for the period commencing on the Effective Date and ending on the earliest of: 1. The date of termination of Executive’s employment in accordance with Article IV of this Agreement; 2. The date of Executive’s voluntary retirement in accordance with the Company’s plans and policies; or 3. The date of Executive’s death. C. Principal Work Location. During the Term, Executive shall perform the services required by this Agreement from his home office in Miami, Florida (the “Principal Location”), except for travel to other locations (including to the Company’s offices in Long Beach, California) as may be reasonably necessary to fulfill his duties and responsibilities hereunder. During the Term, the Company will reimburse Executive for reasonable technology and equipment expenses necessary to work from his home office at the Principal Location in accordance with applicable Company policy, subject to Executive’s substantiation

2 US-DOCS\163537025.5 of such expenses. In addition, during the Term, at the request of Executive and as needed, the Company will provide Executive with commercially reasonable office space in the Principal Location. II. COMPENSATION A. Base Salary. During the Term, the Company shall pay to Executive a base salary (the “Base Salary”) at the rate of $800,000.00 per year (pro-rated for any partial year of employment), payable in substantially equal biweekly installments pursuant to the Company’s standard payroll practices. The Base Salary will be reviewed no less frequently than annually and may be adjusted upward (but not downward) by the Board (or a committee thereof) in its sole discretion. The term “Base Salary” as used herein shall refer to the Base Salary as so increased. B. Special Cash Bonus. In connection with Executive’s commencement of employment with the Company, the Company will pay to Executive a one-time cash bonus in an amount equal to $450,000.00 (the “Special Bonus”) in a single lump sum amount within fourteen (14) days following the Effective Date. In the event of Executive’s resignation without Good Reason (as defined herein) or termination by the Company for Cause (as defined herein), in either case, within twelve (12) months following the Effective Date, Executive shall promptly (but no more than ten (10) days after the date of such resignation from or termination of employment) repay to the Company an amount equal to (x) the aggregate net after tax basis amount of the Special Bonus multiplied by (y) a fraction, the numerator of which is the number of whole calendar days remaining from the date of Executive’s termination of employment through (and including) the first anniversary of the Effective Date, and the denominator of which is 365. For the avoidance of doubt, no repayment of the Special Bonus shall be required if, prior to the first anniversary of the Effective Date, Executive is terminated without Cause, terminated due to death or Disability, or resigns for Good Reason. C. Annual Bonus. For each fiscal year of the Company ending during the Term (commencing with fiscal year 2025), Executive shall be eligible to earn a cash performance bonus (an “Annual Bonus”) targeted at 125% of Base Salary (the “Target Bonus”), pro-rated for any partial year of employment. For fiscal year 2025 only, if the pro-rata portion of the Target Bonus is larger than the pro-rata Annual Bonus, the Company shall guarantee payment of the pro-rata portion of the Target Bonus determined by multiplying Executive’s Target Bonus for fiscal year 2025 by a fraction, the numerator of which is the number of days Executive was employed by the Company during fiscal year 2025, and the denominator of which is 365. The actual amount of any Annual Bonus after fiscal year 2025 shall be based upon achievement of specified levels of performance goals set by the Board or the Company’s Compensation Committee at their discretion and in consultation with Executive at the beginning of the applicable fiscal year. Any Annual Bonus that becomes payable shall be paid at such times as annual bonuses are generally paid to senior executives of the Company, typically on or before, but in no event later than, March 31st of the calendar year following the year in which they are earned and, except as provided in Section IV hereof, shall be subject to Executive’s continued employment through and at the time of the applicable payment date. Executive’s Target Bonus opportunity shall be subject to annual review by the Board, and adjustments may be made based upon the Board’s review of market trends, internal considerations and performance. The Target Bonus opportunity shall not be reduced at any time (including after any increase). The term “Target Bonus” as used herein shall refer to the Target Bonus as so increased. D. Long-Term Incentives 1. Buyout Long-Term Incentive. Within ten (10) business days following the Effective Date, subject to approval of the Board, Parent shall grant to Executive a one-time Long-Term Incentive Initial equity grant award (“Initial LTI Award”) of two million, five hundred and fifty-sixty

3 US-DOCS\163537025.5 thousand dollars ($2,556,000). This Initial LTI Award shall be awarded seventy-five percent (75%) in Restricted Stock Units in Parent’s common stock (the “Initial RSU Award”) and twenty-five percent (25%) in performance share units in Parent’s common stock (the “Initial PSU Award”) pursuant to Parent’s 2021 Incentive Award Plan, as amended and/or restated from time to time (or any successor thereto) (the “Incentive Plan”). The Initial RSU Award will vest in three equal annual installments on each of the first, second and third anniversaries respectively of the grant date and shall be subject to the terms and conditions of the Incentive Plan and an award agreement substantially in the form attached as Exhibit A-1 hereto (the “Initial RSU Agreement”) to be entered into between Parent and Executive. The Initial PSU Award shall be subject to the terms and conditions (including vesting conditions) of the Incentive Plan and an award agreement substantially in the form attached as Exhibit A-2 hereto (the “Initial PSU Agreement”) to be entered into between Parent and Executive. 2. Long-Term Incentive – 2025 Annual Grant. Within ten (10) business days following the Effective Date, subject to approval of the Board, Parent shall grant to Executive, a one-time equity grant award for fiscal year 2025 of two million dollars ($2,000,000), which grant shall be awarded seventy-five percent (75%) in Restricted Stock Units in Parent’s common stock (the “2025 Annual RSU Award”) and twenty-five percent (25%) in performance share units in Parent’s common stock (the “2025 Annual PSU Award”) pursuant to the Incentive Plan. The 2025 Annual RSU Award will vest in three equal annual installments on each of the first, second and third anniversaries respectively of the grant date and shall be subject to the terms and conditions of the Incentive Plan and an award agreement substantially in the form attached as Exhibit A-3 hereto (the “2025 Annual RSU Agreement”) to be entered into between Parent and Executive. The 2025 Annual PSU Award shall be subject to the terms and conditions (including vesting conditions) of the Incentive Plan and an award agreement substantially in the form attached as Exhibit A-4 hereto (the “2025 Annual PSU Agreement”) to be entered into between Parent and Executive. 3. Long Term Incentives – Annual. For each fiscal year of the Company during the Term (commencing with fiscal year 2026), Executive shall be eligible for one or more grants of long-term incentive awards (“Awards”) having a grant-date value determined by the Board or the Compensation Committee of the Board (the “Compensation Committee”), based upon the Board’s or the Compensation Committee’s review of market trends, internal considerations and performance. The type(s) of any such Award(s) and the relevant terms and conditions (including vesting conditions) shall be determined by the Board or the Compensation Committee at the start of the applicable fiscal year, provided that, each such Award shall be subject to an award agreement which will provide (i) that if a Change in Control (as defined in the Incentive Plan (or then-applicable equity plan)) occurs and the Executive remains in continued service with the Company through the consummation of such Change in Control, no more than the number of shares of Parent’s common stock equal to (x) seventy-five percent (75%) of the shares of Parent’s common stock subject to the Award, less (y) the percentage of such shares that have vested prior to the consummation of such Change in Control, shall be subject to an Assumption (as defined in the Incentive Plan (or then- applicable equity plan)) in connection with such Change in Control, and (ii) that Executive will be eligible for full accelerated vesting of such Award (to the extent outstanding and unvested) upon a termination of the Executive’s service by the Company without Cause or upon Executive’s resignation with Good Reason within twenty-four (24) months following a Change in Control (subject to and conditioned on Executive’s execution and non-revocation of a general release of claims in accordance with the terms of the award agreement). Additionally, taking into account the factors noted above, the 2026 Awards are expected to have a target grant-date value of approximately four million dollars ($4,000,000), with the actual grant-date value thereof to be determined in the Compensation Committee’s sole discretion. E. Reimbursement of Expenses. During the Term, Executive shall be entitled to receive prompt reimbursement of all reasonable business expenses incurred by Executive in performing services hereunder, including without limitation, all reasonable expenses of travel, and reasonable living expenses while away from home on business at the request of, or in the service of, the Company, provided that such

4 US-DOCS\163537025.5 expenses are incurred and accounted for in accordance with the policies and procedures established by the Company. Additionally, notwithstanding anything to the contrary, the Company shall reimburse Executive for any and all legal expenses incurred by Executive for the negotiation and preparation of this Agreement (including any exhibits or attachments thereto) in an amount not to exceed, in the aggregate, twenty thousand dollars ($20,000), subject to Executive’s substantiation of such expenses. F. Benefits. During the Term, Executive shall be eligible to participate in and be covered by all health, insurance, pension, disability insurance and other employee plans and benefits maintained by the Company for the benefit of its employees from time to time (collectively referred to herein as the “Company Benefit Plans”), on the same terms as are generally applicable to other senior executives of the Company, subject to meeting applicable eligibility requirements of the Company Benefit Plans. Nothing contained in this Section II.F shall create or be deemed to create any obligation on the part of the Company to adopt or maintain any health, welfare, retirement or other benefit plan or program at any time or to create any limitation on the Company’s ability to modify or terminate any such plan or program. G. Vacation and Holidays. During the Term, Executive shall participate in the Company’s Permissive Paid Time Off program, the terms of which can be modified by the Company at any time at the discretion of the Company. Executive shall also be entitled to such holidays as are established by the Company for all employees. III. NON-COMPETITION. CONFIDENTIALITY AND NONDISCLOSURE A. Confidentiality Agreement. Concurrently with the execution and delivery of this Agreement, and as part of the consideration for the promises and undertakings by the Company in this Agreement, Executive shall execute and deliver the Employee Proprietary Information and Inventions Assignment Agreement attached as Exhibit B hereto and incorporated herein by reference (the “Confidentiality Agreement”). B. Other Activities. Subject to the terms of the employment hereunder, during the Term, Executive shall devote substantially all of Executive’s business time and reasonable best efforts to the performance of Executive’s duties and responsibilities for the Company and shall not serve on the board of directors for any for-profit or not-for-profit entity without the prior consent of the Board. Notwithstanding the foregoing, during the Term, Executive may (i) with the prior consent of the Board, serve on the boards of other companies and (ii) engage in religious, charitable or other community activities, as long as such service on other boards of directors and activities do not, individually or in the aggregate, materially interfere or conflict with Executive’s duties to the Company. Executive will not, without the prior written approval of the Board, engage in any other business activity or investment opportunity which is or may be competitive with the business of the Company or its affiliates, or which, individually or in the aggregate, would materially interfere or conflict with the performance of Executive’s duties, services, and responsibilities hereunder, or which is in violation of applicable employee policies established from time to time by the Company. C. No Violation of Other Agreements. Executive represents that, to the best of Executive’s knowledge, the entrance into this Agreement and the performance of all the terms of this Agreement does not and will not breach any contract, including but not limited to any contract with a former employer of Executive, to which Executive is bound or violate any legal obligation of Executive. Specifically, Executive agrees:

5 US-DOCS\163537025.5 1. Not to compete or to interfere with the business of a former employer (which term for purposes of this Section III.C shall also include persons, firms, corporations and other entities for which Executive has acted as an independent contractor or consultant); and 2. Not to solicit employees, customers or vendors of any former employer. IV. TERMINATION A. Definitions. For purposes of this Article IV, the following definitions shall apply to the terms set forth below: 1. Cause. “Cause” shall be defined as follows: a. Executive has (A) engaged in an act of theft, embezzlement or fraud, (B) breached any fiduciary duty relating to the Company; (C) violated any rule, regulation, policy or procedure of the Company pertaining to harassment and discrimination, or (D) been convicted of, or entered a plea of guilty or nolo contendere to, any felony; b. Executive has materially breached any of the provisions of this Agreement, the Confidentiality Agreement or any other material agreement with the Company or any of its affiliates, if such material breach is not cured (to the extent curable, as determined by the Board in good faith) to the reasonable satisfaction of the Board within fifteen (15) days following written notice to Executive that reasonably describes the material breach; c. Actions by Executive involving willful malfeasance or gross negligence in the performance of Executive’s duties, which have resulted or are reasonably likely to result in a material liability to the Company; d. Executive’s willful and repeated (i.e., two (2) times or more) failure or refusal to perform Executive’s duties as required by this Agreement, if such failure to perform Executive’s duties is not cured to the reasonable satisfaction of the Board within thirty (30) days following written notice to Executive that reasonably describes the duties which it is alleged that Executive has failed or refused to perform; or e. Executive’s willful violation of any Company policy, rule, regulation or procedure that is materially injurious to the business, financial condition or reputation of the Company or its Affiliates. For purposes of the foregoing definition of Cause, no act or failure to act by Executive shall be deemed willful or intentional if performed in good faith and with the reasonable belief that the action or inaction was in the best interests of the Company and its affiliates. 2. Change in Control. “Change in Control” shall have the meaning set forth in the Incentive Plan, as amended and/or restated from time to time.

6 US-DOCS\163537025.5 3. Disability. “Disability” shall mean that Executive has become entitled to receive benefits under the Company’s applicable long-term disability plan or, if no such plan covers Executive, “Disability” means a physical or mental incapacity as a result of which Executive becomes unable to continue the performance of Executive’s material duties hereunder in substantially a full-time capacity for a period exceeding six (6) consecutive months. In addition, reasonable absences because of sickness for up to three (3) consecutive months shall be excepted; provided, however, that any new period of physical or mental incapacity as a result of which Executive becomes unable to continue the performance of Executive’s material duties hereunder in substantially a full-time capacity (“Incapacity”), shall be deemed consecutive with a prior period of Incapacity if the new Incapacity is reasonably determined by the Board, in good faith, to be related to the prior Incapacity). A determination of Disability shall be subject to the written certification of a qualified medical doctor agreed to by the Board and Executive or, in the event of Executive’s incapacity to designate a doctor, Executive’s legal representative. In the absence of agreement between the Board and Executive, each party shall nominate a qualified medical doctor and the two doctors so nominated shall select a third doctor, who shall make the determination as to Disability. 4. Good Reason. “Good Reason” means, without Executive’s written consent, the occurrence of any one or more of the following: a. A material reduction in Executive’s Base Salary or Target Bonus opportunity (excluding any reductions in Executive’s Base Salary, and any corresponding reductions in Executive’s Target Bonus, in connection with temporary across-the-board salary reductions imposed on substantially all of the Company’s senior executives that do not exceed, in the aggregate, ten percent (10%) of Executive’s Base Salary during any twelve (12)-month period). b. The relocation of Executive’s Principal Location to a location that is greater than twenty-five (25) miles from the Principal Location if that relocation increases Executive’s commute by twenty-five (25) miles or more. c. A material reduction in Executive’s title, duties, authority or responsibilities as contemplated by this Agreement (other than during a period of Incapacity); but excluding (i) Executive not being re-elected as a member of the Board by the stockholders of Parent after having been nominated by the Board or (ii) any such change following a Change in Control if, following such Change in Control, Executive’s duties, responsibilities, and authority with respect to the entity surviving such Change in Control (or, if applicable, its parent entity), or a business unit, division or subsidiary thereof that continues to operate the Company’s principal businesses, are materially similar to those applicable to Executive immediately prior to such Change in Control. d. A material breach by Parent or the Company of the Agreement, the Initial RSU Agreement, the Initial PSU Agreement, the 2025 Annual RSU Agreement, the 2025 Annual PSU Agreement, or any Award agreements. Notwithstanding the foregoing, Executive will not be deemed to have resigned for Good Reason unless (1) Executive provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by Executive to constitute Good Reason within sixty (60) days after the date of the occurrence of any event that Executive knows or should reasonably have known to constitute Good Reason,

7 US-DOCS\163537025.5 (2) the Company fails to cure such acts or omissions within thirty (30) days following the Company’s receipt of such notice, and (3) the effective date of Executive’s termination for Good Reason occurs no later than sixty (60) days after the expiration of such thirty (30) day cure period. B. Termination by Company. The Company may terminate Executive’s employment hereunder immediately, with or without Cause, or due to Executive’s Disability. This Agreement will automatically terminate upon Executive’s death during the Term. C. Termination by Executive. Executive may terminate this Agreement without Good Reason upon sixty (60) days’ written notice to the Board, and Executive may terminate this Agreement for Good Reason in accordance with Section IV.A.4 above. D. Benefits Received Upon Termination. 1. If Executive’s employment terminates during the Term for any reason, then the Company shall pay or provide to Executive: (i) Executive’s earned but unpaid Base Salary through the Date of Termination (as defined below), (ii) to the extent required by applicable law, any vacation earned but not taken through the Date of Termination, and (iii) any vested amounts due to Executive under any plan, program or policy of the Company (collectively, the “Accrued Obligations”). The Accrued Obligations described in clauses (i) - (ii) of the preceding sentence shall be paid within thirty (30) days after the Date of Termination (or such earlier date as may be required by applicable law) and the Accrued Obligations described in clause (iii) of the preceding sentence shall be paid in accordance with the terms of the governing plan or program. The Company shall thereafter have no further obligations to Executive under this Agreement, except for any applicable obligations provided hereinafter in Sections IV.D.2, 3 or 4 below or pursuant to any agreement applicable to any Parent equity awards. 2. If Executive’s employment is terminated by the Company without Cause (excluding termination by reason of death or Disability), or Executive terminates his employment for Good Reason, in either case, prior to or in the absence of a Change in Control, or more than twelve (12) months after the consummation of a Change in Control, then upon Executive’s “separation from service” from the Company (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”)) (a “Separation from Service” and, the date of any such Separation from Service, the “Date of Termination”), subject to Section IV.E below, the Company shall: a. pay to Executive an amount equal to Executive’s earned but unpaid Annual Bonus for the fiscal year ending immediately prior to the year in which the Date of Termination occurs, said Annual Bonus to be paid as and when annual bonuses are payable for such year generally to other Company employees (but in no event later than March 31st of the year following the year in which the Annual Bonus was earned); and b. in the event that Executive’s termination occurs: i) on or prior to March 31st of the calendar year in which the Date of Termination occurs, the Company shall pay to Executive an amount equal to Executive’s Pro-Rata Target Bonus for the year in which the Date of Termination occurs, determined by multiplying Executive’s Target Bonus for the year in which the Date of Termination occurs by a fraction, the numerator of which is the number of days Executive was employed by the Company during the calendar year in which the Date of Termination occurs, and the denominator of which is 365 or 366, as

8 US-DOCS\163537025.5 applicable (the “Pro-Rata Target Bonus”), payable within seventy (70) days following the Date of Termination; provided, that if the aggregate period during which Executive is entitled to consider and/or revoke the Release spans two calendar years, the Pro-Rata Target Bonus will be paid in the second (2nd) such calendar year to the extent it constitutes nonqualified deferred compensation under Section 409A; or ii) after March 31st of the calendar year in which the Date of Termination occurs, the Company shall pay to the Executive an amount equal to Executive’s Pro-Rata Annual Bonus, payable at such time as annual bonuses are paid generally to the Company’s senior executives for the applicable calendar year, but in no event later than March 31st of the calendar year following the calendar year in which the Date of Termination occurs; and c. pay to Executive as severance pay an amount equal to eighteen (18) months of Executive’s Base Salary in effect as of the Date of Termination with such payments to be made in accordance with the Company’s usual payroll periods during the eighteen (18) month period commencing on the Date of Termination; provided, that no such payments shall be made prior to the date on which the Release (as defined below) becomes effective and irrevocable and, if the aggregate period during which Executive is entitled to consider and/or revoke the Release spans two (2) calendar years, no payments under this Section IV.D.2.b shall be made prior to the beginning of the second (2nd) such calendar year (and any payments otherwise payable prior thereto (if any) shall instead be paid commencing on the first regularly scheduled Company payroll date occurring in the latter such calendar year); and d. subject to Executive’s valid election to continue healthcare coverage under Section 4980B of the Code, during the period commencing on the Date of Termination and ending on the date that is eighteen (18) months thereafter, or, if earlier, the date on which Executive becomes covered by a group health insurance program provided by a subsequent employer (in either case, the “COBRA Period”), the Company shall reimburse Executive for Executive’s and Executive’s eligible dependents with coverage under its group health plans at the same levels and the same cost to Executive as would have applied if Executive’s employment had not been terminated based on Executive’s elections in effect on the Date of Termination, provided, however, that (A) if any plan pursuant to which such benefits are provided is not, or ceases prior to the expiration of the period of continuation coverage to be, exempt from the application of Section 409A under Treasury Regulation Section 1.409A-1(a)(5), or (B) the Company is otherwise unable to continue to cover Executive under its group health plans without incurring penalties (including without limitation, pursuant to Section 2716 of the Public Health Service Act or the Patient Protection and Affordable Care Act), then, in either case, an amount equal to each remaining Company subsidy shall thereafter be paid to Executive in substantially equal currently-taxable monthly installments over the continuation coverage period (or the remaining portion thereof).

9 US-DOCS\163537025.5 For the avoidance of doubt, upon a termination of Executive’s employment pursuant to this Section IV.D.2, Executive’s outstanding Parent equity awards will be treated as set forth in the applicable award agreements governing such outstanding Parent equity awards. 3. If within twelve (12) months following the consummation of a Change in Control, Executive’s employment is terminated either by the Company without Cause (excluding by reason of death or Disability) or by Executive for Good Reason, then, in either case, upon Executive’s Separation from Service, subject to Section IV.E below, the Company shall: a. pay to Executive an amount equal to Executive’s earned but unpaid Annual Bonus for the year ending immediately prior to the year in which the Date of Termination occurs, said Annual Bonus to be paid as and when annual bonuses are payable for such year generally (but in no event later than March 31st of the year following the year in which the Annual Bonus was earned); b. pay to Executive as severance an amount equal to the sum of (A) eighteen (18) months of Executive’s Base Salary in effect as of the Date of Termination (without taking into account any reduction that gives rise to Good Reason) and (B) one and one-half (1.5) times Executive’s Target Bonus for the year in which the Date of Termination occurs (without taking into account any reduction that gives rise to Good Reason), such payments to be made in accordance with the Company’s usual payroll periods during the eighteen (18) month period commencing on the Date of Termination; provided, that no such payments shall be made prior to the date on which the Release becomes effective and irrevocable and, if the aggregate period during which Executive is entitled to consider and/or revoke the Release spans two (2) calendar years, no payments under this Section IV.D.3.b shall be made prior to the beginning of the second (2nd) such calendar year (and any payments otherwise payable prior thereto (if any) shall instead be paid commencing on the first regularly scheduled Company payroll date occurring in the latter such calendar year); c. pay to Executive a Pro-Rata Target Bonus for the year in which the Date of Termination occurs (without taking into account any reduction that gives rise to Good Reason), payable in a lump sum at such time as annual bonuses are payable generally for the year in which the Date of Termination occurs, but in no event later than March 31st of the calendar year following the calendar year in which the Date of Termination occurs; and d. subject to Executive’s valid election to continue healthcare coverage under Section 4980B of the Code, the Company shall reimburse Executive during the COBRA Period, for Executive’s and Executive’s eligible dependents with coverage under its group health plans at the same levels and the same cost to Executive as would have applied if Executive’s employment had not been terminated based on Executive’s elections in effect on the Date of Termination, provided, however, that (A) if any plan pursuant to which such benefits are provided is not, or ceases prior to the expiration of the period of continuation coverage to be, exempt from the application of Section 409A under Treasury Regulation

10 US-DOCS\163537025.5 Section 1.409A-1(a)(5), or (B) the Company is otherwise unable to continue to cover Executive under its group health plans without incurring penalties (including without limitation, pursuant to Section 2716 of the Public Health Service Act or the Patient Protection and Affordable Care Act), then, in either case, an amount equal to each remaining Company subsidy shall thereafter be paid to Executive in substantially currently taxable equal monthly installments over the continuation coverage period (or the remaining portion thereof). For the avoidance of doubt, upon a termination of Executive’s employment pursuant to this Section IV.D.3, Executive’s outstanding Parent equity awards will be treated as set forth in the applicable award agreements governing such outstanding Parent equity awards. 4. Termination Because of Employee Death or Disability. In the event of Executive’s Disability, Executive acknowledges that his employment may be terminated by the Company; provided that, during the period of the Disability prior to such termination of employment, Executive shall continue to receive all compensation and benefits as if Executive were actively employed less any sums received directly by Executive, if any, under any applicable disability income insurance policy maintained by the Company. In the event that the Company terminates Executive’s employment due to his Disability, Executive shall have the right to continue to receive any payments made under any applicable disability insurance policy maintained by the Company in accordance with, and subject to the terms and conditions of, such policy. In addition, Executive (or Executive’s estate) shall receive a Pro-Rata Target Bonus in a lump sum within thirty (30) days following the Date of Termination due to death or Disability and any earned but unpaid Annual Bonus for the year ending immediately prior to the year in which the Date of Termination occurs, said Annual Bonus to be paid as and when annual bonuses are payable for such year generally (but in no event later than March 31st of the year following the year in which the Annual Bonus was earned). Upon a termination of Executive’s employment pursuant to this Section IV.D.4, Executive’s outstanding Parent equity awards will be treated as set forth in the applicable award agreements governing such outstanding equity awards. E. Release. Notwithstanding the foregoing, it shall be a condition to Executive’s right to receive the amounts provided for in Section IV.D.2 or IV.D.3 hereof (as applicable) that Executive execute and deliver to the Company a release of claims substantially in the form attached hereto as Exhibit C that becomes effective and irrevocable no more than sixty (60) days after the date on which Executive’s employment terminates. F. Effect of Termination. Upon any termination of Executive’s employment with the Company for any reason, Executive shall be deemed to have immediately resigned as Chief Executive Officer of Parent and the Company, and in any other capacity with Parent and the Company (including as an employee, officer and/or director), as well as with all subsidiaries, if applicable, without the giving of any notice or the taking of any action. V. SUCCESSORS AND ASSIGNS A. Assignment. This Agreement shall inure to the benefit of and be binding upon the Company and to any person or entity which succeeds to all or substantially all of the business of the Company through merger, consolidation, reorganization, or other business combination or by acquisition of all or substantially all of the assets of the Company. To the extent that any such successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company does not automatically, under applicable law, assume all obligations under this Agreement,

11 US-DOCS\163537025.5 then the Company will utilize its best efforts to obtain the agreement of the successor or assign to assume all the obligations arising from this Agreement, and to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be deemed to be a material breach of this Agreement unless otherwise agreed to between Executive and such successor or assign. The obligations of this Article shall apply equally to the Company, as herein before defined, and to any future successor or assign to its business which automatically by operation of law or otherwise (including pursuant to such successor’s or assign’s agreement to assume all obligations arising from this Agreement) becomes bound by all the terms and provisions of this Agreement (i.e. the obligation to use best efforts to obtain the agreement of a potential second successor is assumed by the first successor when it assumes the obligations of this Agreement). The obligations of this Article V shall also apply to any corporation (i.e., subsidiary or affiliated company) where the Company owns the majority of the voting securities of the corporation and the corporation becomes the employer for Executive at any time during the term of this Agreement. B. Executive Assigns. This Agreement is personal to Executive and, without the prior written consent of the Company, shall not be assignable by Executive other than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive and Executive’s legal representatives, executors, heirs, distributees, devisees and legatees. VI. EXCESS PARACHUTE PAYMENTS: LIMITATION ON PAYMENTS A. Best Pay Cap. Notwithstanding any other provision of this Agreement, in the event that any payment or benefit received or to be received by Executive (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement) (all such payments and benefits being hereinafter referred to as the “Total Payments”) would be subject (in whole or part), to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), then, after taking into account any reduction in the Total Payments provided by reason of Section 280G of the Code in any other plan, arrangement or agreement, then such remaining Total Payments shall be reduced, to the extent necessary so that no portion of the Total Payments is subject to the Excise Tax but only if (i) the net amount of such Total Payments, as so reduced (and after subtracting the net amount of federal, state and local income taxes on such reduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such reduced Total Payments) is greater than or equal to (ii) the net amount of such Total Payments without such reduction (but after subtracting the net amount of federal, state and local income taxes on such Total Payments and the amount of Excise Tax to which Executive would be subject in respect of such unreduced Total Payments and after taking into account the phase out of itemized deductions and personal exemptions attributable to such unreduced Total Payments). The reduction of the amounts payable hereunder, if applicable, shall be made by reducing the payments and benefits in the following order: (i) cash payments that may not be valued under Treas. Reg. § 1.280G-1, Q&A-24(c) (“24(c)”), (ii) equity-based payments that may not be valued under 24(c), (iii) cash payments that may be valued under 24(c), (iv) equity-based payments that may be valued under 24(c) and (v) other types of benefits. With respect to each category of the foregoing, such reduction shall occur first with respect to amounts that are not “deferred compensation” within the meaning of Section 409A of the Code and next with respect to payments that are deferred compensation within the meaning of Section 409A of the Code, in each case, beginning with payments or benefits that are to be paid the farthest in time from the determination of the Independent Advisors (as defined below). All reasonable fees and expenses of the Independent Advisors shall be borne solely by the Company. B. Certain Exclusions. For purposes of determining whether and the extent to which the Total Payments will be subject to the Excise Tax, (i) no portion of the Total Payments the receipt or enjoyment

12 US-DOCS\163537025.5 of which Executive shall have waived at such time and in such manner as not to constitute a “payment” within the meaning of Section 280G(b) of the Code shall be taken into account; (ii) no portion of the Total Payments shall be taken into account which, in the written opinion of an independent, nationally recognized accounting firm (the “Independent Advisors”) selected by the Company, does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code (including by reason of Section 280G(b)(4)(A) of the Code) and, in calculating the Excise Tax, no portion of such Total Payments shall be taken into account which, in the opinion of Independent Advisors, constitutes reasonable compensation for services actually rendered, within the meaning of Section 280G(b)(4)(B) of the Code, in excess of the “base amount” (as defined in Section 280G(b)(3) of the Code) allocable to such reasonable compensation; and (iii) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. VII. GENERAL PROVISIONS A. Notice. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or mailed by United States registered mail, return receipt requested, postage prepaid, as follows: If to the Company: The Beauty Health Company 3600 Burnett Street Long Beach, CA 90809 Attn: General Counsel If to Executive: Pedro Malha Executive’s residential address as then set forth in the Company’s personnel records With a copy (which will not constitute notice to Executive) to: Holland & Knight LLP 701 Brickell Ave., Suite 3300 Miami, FL 33131 Attn: Danielle Price or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices or change of address shall be effective only upon receipt. B. Amendments; No Waivers. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, waiver, modification or discharge is agreed to in a writing signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

13 US-DOCS\163537025.5 C. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Florida, without regard to its conflicts of law principles. D. Severability or Partial Invalidity. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. E. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. F. Entire Agreement. This Agreement, together with the Confidentiality Agreement and any equity award agreements or other agreements relating to the Awards, constitutes the entire agreement of the parties and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations between the parties with respect to the subject matter hereof. This Agreement, together with the Confidentiality Agreement and any equity award agreements or other agreements relating to the Awards, is intended by the parties as the final expression of their agreement with respect to such terms as are included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement, together with the Confidentiality Agreement and any equity award agreements or other agreements relating to the Awards, constitutes the complete and exclusive statement of its terms and that no extrinsic evidence may be introduced in any judicial proceeding involving this Agreement. G. Arbitration. 1. All disputes, controversies, and claims between Executive and the Company, or any of its officers, directors, employees, or agents in their capacity as such, including any controversy or dispute, whether based on contract, common law, or federal, state or local statute or regulation, that arise under or are related to this Agreement, Executive’s employment with the Company or the termination thereof shall be submitted to final and binding arbitration as the sole and exclusive remedy for such controversy or dispute in accordance with the rules of JAMS pursuant to its Employment Arbitration Rules and Procedures (the current version of which are available at http://www.jamsadr.com/rules-employment-arbitration/ and a copy of which will be provided by the Company to Executive upon Executive’s request). Notwithstanding the foregoing, this Agreement shall not require arbitration pursuant to this Section VII.G of any claims: (A) under a Company benefit plan subject to the Employee Retirement Income Security Act, as amended; (B) for breach by Executive of Executive’s obligations under the Confidentiality Agreement or (C) as to which applicable law not preempted by the Federal Arbitration Act prohibits resolution by binding arbitration. Either party may seek provisional non-monetary remedies in a court of competent jurisdiction to the extent that such remedies are not available or not available in a timely fashion through arbitration. It is the parties’ intent that issues of arbitrability of any dispute shall be decided by the arbitrator. 2. The arbitration shall take place before a single neutral arbitrator at the JAMS office in Miami Dade County, Florida. Such arbitrator shall be provided through JAMS by mutual agreement of the parties to the arbitration; provided, that, absent such agreement, the arbitrator shall be selected in accordance with the rules of JAMS then in effect. The arbitrator shall permit reasonable discovery. The award or decision of the arbitrator shall be rendered in writing; shall include the factual and legal basis for such award; shall be final and binding on the parties; and may be enforced by judgment or order of a court of competent jurisdiction. 3. Each party shall be responsible for paying its own costs for the arbitration, including its own attorneys’ and/or witnesses’ fees. In the event of arbitration relating to this Agreement,

14 US-DOCS\163537025.5 the non-prevailing party shall reimburse the prevailing party for all costs incurred by the prevailing party in connection with such arbitration (including, without limitation, reasonable legal fees in connection with such arbitration, including any litigation or appeal therefrom). 4. EXECUTIVE AND THE COMPANY UNDERSTAND THAT BY AGREEING TO ARBITRATE ANY ARBITRATION CLAIM, THEY WILL NOT HAVE THE RIGHT TO HAVE ANY ARBITRATION CLAIM DECIDED BY A JURY OR A COURT, BUT SHALL INSTEAD HAVE ANY ARBITRATION CLAIM DECIDED THROUGH ARBITRATION. 5. EXECUTIVE AND THE COMPANY WAIVE ANY CONSTITUTIONAL OR OTHER RIGHT TO BRING CLAIMS COVERED BY THIS AGREEMENT OTHER THAN IN THEIR INDIVIDUAL CAPACITIES. EXCEPT AS MAY BE PROHIBITED BY LAW, THIS WAIVER INCLUDES THE ABILITY TO ASSERT CLAIMS AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. 6. This Section VII.G shall be interpreted to conform to any applicable law concerning the terms and enforcement of agreements to arbitrate service disputes. To the extent any terms or conditions of this Section VII.G would preclude its enforcement, such terms shall be severed or interpreted in a manner to allow for the enforcement of this Section VII.G. To the extent applicable law imposes additional requirements to allow enforcement of this Section VII.G, this Agreement shall be interpreted to include such terms or conditions. H. Indemnification. To the extent permitted by law and the Certificate of Incorporation, By-laws or resolutions of the Company in effect from time to time, Executive shall be entitled to indemnification by the Company to the same extent as other similarly-situated executive officers of the Company. In addition, the Company shall provide Executive with coverage under the directors and officers liability insurance policy, if any, maintained by the Company for the benefit of the members of the Board and officers of the Company to the same extent as such coverage is provided to members of the Board and similarly-situated executive officers of the Company. Subject to applicable law and the terms and conditions of such indemnification provisions and policy, such provisions and policy shall continue to apply after Executive’s termination of employment with the Company with respect to his service to the Company prior to such termination of employment to the same extent, and on the same basis, as for other former members of the Board and executive officers. I. Section 409A. 1. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other such guidance that may be issued after the Effective Date (collectively, “Section 409A”). Notwithstanding any provision of this Agreement to the contrary, in the event that following the Effective Date, the Company determines that any compensation or benefits payable under this Agreement may be subject to Section 409A, the Company may adopt such amendments to this Agreement or adopt other policies or procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Company determines are necessary or appropriate to preserve the intended tax treatment of the compensation and benefits payable hereunder, including without limitation actions intended to (i) exempt the compensation and benefits payable under this Agreement from Section 409A, and/or (ii) comply with the requirements of Section 409A, provided, however, that this Section VII.I.1 does not, and shall not be construed so as to, create any obligation on the part of the Company to adopt any such amendments, policies or procedures or to take any other such actions or to create any liability on the part of the Company for any failure to do so. In no event shall the Company, any of their respective affiliates or any of their respective officers, directors

15 US-DOCS\163537025.5 or advisors be liable for any taxes, penalties or interest imposed under or by operation of Section 409A. Any right to a series of installment payments pursuant to this Agreement is to be treated as a right to a series of separate payments. 2. Notwithstanding anything to the contrary in this Agreement, no compensation or benefits (including, without limitation, any compensation or benefits provided pursuant to Section IV.D.2 or IV.D.3 above) shall be paid to Executive during the six (6)-month period following Executive’s Separation from Service if the Company determines that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Section 409A without resulting in a prohibited distribution, including as a result of Executive’s death), the Company shall pay Executive a lump-sum amount equal to the cumulative amount that would have otherwise been payable to Executive during such period (without interest). J. Withholding. Any payments hereunder will be subject to any required withholding of federal, state and local taxes pursuant to applicable law or regulation, and the Company and its affiliates shall be entitled to withhold any and all such taxes from amounts payable hereunder. [Signature Page Follows]

[Signature Page to CEO Employment Agreement] IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Effective Date. EXECUTIVE /s/ Pedro Malha By: Pedro Malha

[Signature Page to CEO Employment Agreement] PARENT /s/ Doug Schillinger By: Doug Schillinger Title: Chairman, BeautyHealth Compensation Committee

[Signature Page to CEO Employment Agreement] OPCO /s/ Paul Bokota By: Paul Bokota Title: Senior Vice-President, General Counsel and Secretary

US-DOCS\163537025.5 EXHIBIT A-1 Form of Initial RSU Agreement [attached]

1 THE BEAUTY HEALTH COMPANY 2021 INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT GRANT NOTICE The Beauty Health Company, a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Restricted Stock Units (the “RSUs”) described in this Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of The Beauty Health Company 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan. Participant: Pedro Malha Grant Date: [____], 2025 Number of RSUs: [____] Vesting Commencement Date: [____], 2025 Vesting Schedule: One-third (1/3rd) of the RSUs will vest on each of the first three anniversaries of the Vesting Commencement Date, subject to Participant’s continued status as a Service Provider through the applicable vesting date. Notwithstanding the foregoing, if Participant incurs a Termination of Service due to Participant’s death or Disability, by the Company or its Subsidiaries without Cause (as defined in the Agreement) or due to Participant’s resignation for Good Reason (as defined in the employment agreement between Participant and the Company (or if Participant is not party to an employment agreement or such employment agreement does not contain a definition of Good Reason, as defined in the Company’s Executive Severance Plan)), subject to and conditioned upon Participant’s (or Participant’s estate’s) timely execution and non-revocation of a release of claims in a form prescribed by the Company (a “Release”) that becomes effective and irrevocable no later than sixty (60) days following such Termination of Service (the date such Release becomes effective and irrevocable, the “Release Effective Date”), the RSUs will vest in full (to the extent then-unvested) upon the Release Effective Date (and shall remain outstanding and eligible to vest through the Release Effective Date and shall automatically be forfeited if the Release does not become effective and irrevocable on or prior to the sixtieth (60th) day following such termination). Notwithstanding anything to the contrary in the Plan, if a Change in Control is consummated and Participant remains in continued status as a Service Provider through the consummation of the Change in Control, in no event shall an Assumption (as defined in Section 8.3

2 of the Plan) occur in connection with such Change in Control with respect to more than the number of RSUs equal to (x) seventy-five (75%) of the total RSUs granted hereunder less (y) that percentage of the total RSUs granted hereunder that has vested prior to the consummation of such Change in Control. By accepting (whether in writing, electronically or otherwise) the RSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. THE BEAUTY HEALTH COMPANY PARTICIPANT By: Name: Pedro Malha Title:

1 RESTRICTED STOCK UNIT AGREEMENT Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. ARTICLE I. GENERAL 1.1 Award of RSUs. The Company has granted the RSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the RSUs have vested. 1.2 Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control, unless it is expressly specified in in this Agreement or the Grant Notice that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in this Agreement which provides supplemental or additional terms not inconsistent with the Plan. If the Non-U.S. Provisions (as defined below) apply to Participant, in the event of a conflict between the terms of this Agreement or the Plan and the Non-U.S. Provisions, the terms of the Non-U.S. Provisions shall control. 1.3 Unsecured Promise. The RSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets. ARTICLE II. VESTING; FORFEITURE AND SETTLEMENT 2.1 Vesting; Forfeiture. The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. Except as otherwise set forth in the Grant Notice, the Plan or this Agreement, and unless the Administrator otherwise determines, in the event of Participant’s Termination of Service for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited (after taking into consideration any accelerated vesting which may occur in connection with such Termination of Service, if any). 2.2 Settlement. (a) RSUs that vest will be paid in Shares as soon as administratively practicable after the vesting of the applicable RSU, but in no event later than sixty (60) days following the date on which the applicable RSU vests (or, in the case of any accelerated vesting that occurs on the Release Effective Date pursuant to the Grant Notice, no later than sixty (60) days following the date on which the applicable Termination of Service occurs). (b) Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law or an applicable provision of the Plan until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

2 2.3 Cause Definition. As used in this Agreement, “Cause” means (i) if Participant is a party to a written employment or consulting agreement with the Company or a Subsidiary in which the term “cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, the occurrence of any one or more of the following events: (a) Participant has engaged in an act of dishonesty, theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, law, rule, regulation or policy or procedure of the Company (including but not limited to policies and procedures pertaining to harassment and discrimination); Participant’s commission of, or plea of guilty or nolo contendere to, any crime or offense (other than minor traffic violations or similar offenses), or any act by Participant constituting a felony; (b) Participant’s gross or repeated neglect of, or repeated or willful failure to perform, his or her duties to the Company, or Participant’s history of substandard performance, if such substandard performance is not cured to the satisfaction of the Board, the Chief Executive Officer of the Company (the “CEO”) (unless Participant is the CEO), and/or Participant’s manager within ten (10) days following notice to Participant; (c) Participant has breached any of the provisions of any employment, confidentiality, restrictive covenant or other agreement between Participant and the Company or an affiliate thereof; (d) actions by Participant involving malfeasance or gross negligence in the performance of, Participant’s duties; (e) Participant’s failure or refusal to perform Participant’s duties to the Company on an exclusive and full-time basis if such failure to perform Participant’s duties is not cured to the satisfaction of the Board, the CEO (unless Participant is the CEO), and/or Participant’s manager (as applicable) within ten (10) days following notice to the Participant; (f) Participant’s insubordination or failure to follow the Board’s (or the CEO’s (unless Participant is the CEO) or such Participant’s manager’s) instructions; (g) Participant’s violation of any rule, regulation, or policy of the Company or the Board (or Participant’s manager) applicable to similarly-situated employees of the Company generally, including, without limitation, rules, regulations, or policies addressing confidentiality, non-solicitation or non-competition, if such violation is not cured to the satisfaction of the Board, the CEO (unless Participant is the CEO), and/or Participant’s manager (as applicable) within ten (10) days following notice to the Participant; (h) Participant’s use of alcohol or illicit drugs in a manner that has or would reasonably be expected to have a detrimental effect on Participant’s performance, Participant’s duties to Company, or the reputation of the Company or its affiliates; or (i) Participant’s performance of acts which are or could reasonably be expected to become materially detrimental to the image, reputation, finances or business of the Company or any of its affiliates, including but limited to the Participant’s commission of unlawful harassment or discrimination.

3 ARTICLE III. TAXATION AND TAX WITHHOLDING 3.1 Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. 3.2 Tax Withholding. (a) Unless the Administrator otherwise determines, the Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award (including the RSUs) in satisfaction of any applicable withholding tax obligations, in accordance with the Plan. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income, in accordance with Section 9.5 of the Plan. (b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and its Subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate Participant’s tax liability. ARTICLE IV. OTHER PROVISIONS 4.1 Adjustments. Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. 4.2 Clawback. The RSUs and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. 4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s General Counsel at the Company’s principal office or the General Counsel’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4 4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. 4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. 4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the RSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. 4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. 4.9 Severability. If any portion of the Grant Notice or this Agreement or any action taken under the Grant Notice or this Agreement, in any case is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Grant Notice and/or this Agreement (as applicable), and the Grant Notice and/or this Agreement (as applicable) will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void. 4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, as and when settled pursuant to the terms of this Agreement. 4.11 Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. 4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

5 4.13 Governing Law. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. 4.14 Special Provisions for RSUs Granted to Participants Outside the U.S. If Participant performs services for the Company outside of the United States, the RSUs shall be subject to the special provisions, if any, for Participant’s country of residence, as set forth in Appendix A-1 (the “Non-U.S. Provisions”). If Participant relocates to one of the countries included in the Non-U.S. Provisions during the life of these RSUs, the special provisions for such country shall apply to Participant, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Company reserves the right to impose other requirements on the RSUs and the Shares issuable thereunder, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

A-1 APPENDIX A-1 TO RESTRICTED STOCK UNIT AGREEMENT SPECIAL PROVISIONS FOR PARTICIPANTS OUTSIDE THE UNITED STATES This Appendix A-1 (this “Appendix”) includes special terms and conditions applicable to Participants in the countries below. These terms and conditions are in addition to those set forth in the Restricted Stock Unit Agreement (the “Agreement”) and the Plan and to the extent there are any inconsistencies between these terms and conditions and those set forth in the Agreement, these terms and conditions shall prevail. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to such term in the Plan or the Agreement, as applicable. This Appendix includes information relating to issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities and other laws in effect in the respective countries as of July 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the RSUs vest or are settled or Shares acquired under the Plan are sold. In addition, the information is general in nature and may not apply to the particular situation of Participant, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her situation. Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, the information contained herein may not be applicable to Participant. CANADA Definitions. The definition of “Cause” included in Section 2.3 of the Agreement shall also include “(vi) any other act or omission that amounts to cause at common law or civil law, as applicable”. Further, the word “felony” in Section 2.3(a) of the Agreement is superseded and replaced with: “felony, indictable offence or other similar offence”. The definition of “Termination of Service” in Section 11.40 of the Plan is superseded and replaced with the following: “the date the Participant ceases to be a Service Provider, determined without regard to any period of statutory, contractual, common law, civil law or other reasonable notice of termination or any period of salary continuance or deemed employment or other engagement and regardless of whether any such termination was lawful.” Settled in Shares. Notwithstanding any other provisions of the Plan, the Agreement or Grant Notice, all Canadian Participant RSU entitlements shall be settled exclusively in newly-issued Shares. For greater certainty, unless a Canadian Participant has consented, and has been provided with an opportunity of making an equivalent value payment, no Shares may be withheld in connection with any tax withholding requirements under Section 3.2 of the Agreement. Data Privacy. The following provision supplements Section 12.11 (Data Privacy) of the Plan: Participant authorizes the Company and its representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of

A-2 the Plan for the purpose of the administration and operation of the Plan. Participant further authorizes the Company, the Parent or any Subsidiary and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors. Participant further authorizes the Company, the Parent and/or any Subsidiary to record such information and to keep such information in Participant’s employee file. Securities Law Information. Participation in the Plan is voluntary, and Participant acknowledges and agrees that Participant has not been induced to enter into the Agreement or acquire any Award or Shares by expectation of employment, engagement or appointment or continued employment, engagement or appointment. The following definitions in Article XI of the Plan are supplemented to the extent there is an issuance of securities to a person in Canada or resident of Canada. For greater certainty, any defined terms that cross- reference any of the following terms, including for example, “Consultant”, will be read and understood with the supplemented definitions. • “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing over 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain. • “Consultant” means a person, other than an Employee or Director that (a) is engaged to provide services to the Company or any Subsidiary, other than services provided in relation to a distribution; (b) provides the services under a written contract with the Company or Subsidiary; and (c) spends or will spend a significant amount of time and attention on the affairs and business of the Company or Subsidiary and includes (d) for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and (e) for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or Subsidiary; provided, that in any case, such person qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statements. Participant understands that, subject to any contractual restrictions, Participant is permitted to sell the Shares acquired pursuant to any Awards, provided that the Company is a “foreign issuer” that is not a public company in any jurisdiction of Canada and the sale of the Shares acquired pursuant to the Plan takes place: (i) through an exchange, or a market, outside of Canada on the distribution date; or (ii) to a person or company outside of Canada. For purposes hereof, in addition to not being a reporting issuer in any jurisdiction of Canada, a “foreign issuer” is an issuer that: (i) is not incorporated or existing pursuant to the laws of Canada or any jurisdiction of Canada; (ii) does not have its head office in Canada; and (iii) does not have a majority of its executive officers or directors ordinarily resident in Canada. If any designated broker is appointed under the Plan, you shall sell such securities through the designated broker. Language Consent. The following provisions will apply to Participants who are resident in Québec: The parties acknowledge that it is their express wish that the Agreement, including this Appendix, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

A-3 Les parties reconnaissent avoir souhaité expressément que la convention, ainsi que cette Annexe, ainsi que tous les documents, les avis et les procédures judiciaires fournis, mis en œuvre ou institués directement ou indirectement, relativement aux présentes, soient rédigés en anglais. GERMANY Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). If Participant receives cross-border payments in excess of €12,500 in connection with the RSUs, Participant must report by the fifth day of the month following the month in which the payment was received. The report must be filed electronically. The form of report can be accessed via the German Federal Bank’s website at www.bundesbank.de and is available in both German and English. Foreign Asset/Account Reporting Information. If the acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Participant will need to report the acquisition when Participant files his or her tax return for the relevant year. A “qualified participation” is attained if (i) the value of the Shares acquired exceeds €150,000 or (ii) in the unlikely event Participant holds Shares of at least 10% of the total Common Stock. However, if Shares are listed on a stock exchange recognized in the U.S., the European Union or the European Economic Area or on any other foreign stock exchange recognized by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) and Participant owns less than 1% of the total Common Stock, this requirement will not apply. Prohibition on Insider Dealing. Participant should be aware of the insider dealing rules of the Regulation (EU) No 596/2014 of the European Parliament and Council (Market Abuse Regulation) apply in Germany, which may affect transactions under the Plan such as e.g. the subscription or participation, the suspension, the cancellation or an amending order, the acquisition or sale of Shares acquired under the Plan, if Participant has inside information regarding the Company. Participant is advised to determine carefully whether he or she has inside information in respect of the Company and whether and to what extend insider dealing rules can apply to him or her. In case of uncertainty, the Company recommends that Participant consults with a legal advisor. Additional Tax Provisions. Each Participant who is either (a) resident for tax purposes in Germany or (b) otherwise subject to German income tax and/or social security contributions in respect of earnings received from the RSUs shall be obliged to notify the relevant Subsidiary, in its capacity as the respective Participant’s employer, of the grant, vesting or payment of the RSUs. Section 9.5 of the Plan and Section 3.2 of the Agreement shall apply mutatis mutandis with regard to any deductions or withholdings, in particular with regard to wage tax, solidarity surcharge and social security contributions, required to be made by such Subsidiary under Applicable Laws. JAPAN Participant acknowledges that the Company’s Shares have not been and will not be registered under the Financial Instruments and Exchange Act of Japan (Act No. 25 of 1948, as amended). SINGAPORE No Rights to Compensation. Nothing in this Agreement or in the Plan shall give Participant any rights to compensation or damages including, without limitation, for any loss or potential loss that Participant may suffer by reason of the cancellation and forfeiture of RSUs as a result of Participant’s Termination of Service, including where any Termination of Service is subsequently held to be wrongful or unfair.

A-4 Special Tax Consequences. References to “withholding tax obligations” and “taxes required by Applicable Law” and any similar phrases relating to tax obligations when used in this Agreement or in the Plan shall include income tax, employee’s central provident fund contributions and other similar taxes arising in any jurisdiction that are attributable to the grant, vesting or settlement of, or any benefit derived by Participant from, an RSU (each, a “Tax Liability”). Participant will indemnify and keep indemnified the Company and his or her employing company, if different, from and against any liability for or obligation to pay any Tax Liability. A Participant is responsible for any and all Tax Liability which may arise and should consult his or her tax advisers accordingly. Data Privacy. The Company and the Subsidiaries will collect and process information relating to Participants in accordance with the personal data laws applicable in Singapore. SPAIN Definitions. The definition of “Cause” included in Section 2.3 of the Agreement shall also include “(vi) Participant incurring in any of the grounds for disciplinary dismissal regulated in Article 54 of the Spanish Workers’ Statute or the applicable collective bargaining agreement”. The definition of “Disability” in the Plan is superseded and replaced with the following definition “a permanent total, absolute or severe disability within the meaning of Articles 193 at seq. of the Spanish Social Security Act.” Withholding. (a) Whenever the RSUs are accrued or paid, whatever occur first, the Company or its relevant Subsidiary that employs or engages Participant (the “Participant’s Employer”), if different, in accordance with the terms of the Plan, will comply with all applicable withholding tax and social security laws and regulations, and will be entitled to take any action necessary to fulfil its tax and social security obligations. Participant hereby agrees that the Company or Participant’s Employer may withhold cash or Shares (as applicable) otherwise issuable upon the settlement of the RSUs, sufficient for the Company or Participant’s Employer to fund the retention of such amounts as required by applicable tax laws and regulations to be withheld as a result of the vesting of any RSUs, or otherwise accrued with respect to any taxable event arising a result of any RSUs, and duly fulfil its obligations in front of the tax authorities. If the RSUs are settled in Shares, the number of Shares which may be so withheld shall be limited to the number of Shares which have a Fair Market Value (as defined in the Plan, but in case the Shares are neither listed nor regularly quoted on a national market or other quotation system, it will be determined by the Administrator in a manner consistent with applicable tax laws), determined on the date when the amount of tax to be withheld is to be determined pursuant to Applicable Law, no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates for tax purposes, in accordance with Applicable Law, that are applicable to such taxable income (or such other amount as would not result in adverse financial accounting consequences for the Company or any of its Subsidiaries). (b) In its absolute discretion, the Company or Participant’s Employer may (i) withhold amounts from Participant’s wages in order to fulfil the Company or Participant’s Employer withholding tax obligations, or (ii) authorize Participant to satisfy the withholding amounts referred to above by means of a cash payment. Request for such cash payment shall be made in writing by Participant in a form acceptable to the Company and shall be subject to the following restrictions: (i) the election must be made at least fifteen (15) business days prior to the date when the amount of tax to be withheld is to be paid to the tax authorities pursuant to Applicable Law, and such cash payment must be made by Participant at least five (5) business days prior to the due date for payment of such

A-5 withholding taxes to the tax authorities pursuant to Applicable Law; and (ii) once made, the election shall be irrevocable as to the particular Shares for which the election is made. Any adverse consequences for Participant arising in connection with the withholding procedures described above shall be the sole responsibility of Participant. (c) Participant agrees to indemnify and keep indemnified the Company and its Subsidiaries, including Participant’s Employer from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction) that is attributable to the grant or vesting, or any benefit derived by Participant from, the RSUs or the resulting Shares or cash payment (as applicable). Special Incentive Compensation. Participant acknowledges and represents that grant of RSUs is an special and extraordinary incentive compensation which is not part of Participant’s ordinary or expected compensation, and shall not be taken into account, in any manner, as salary, compensation or bonus for the purposes of determining any pension, retirement, life insurance, disability, severance pay or compensation otherwise due in the event of Termination of Service by Participant’s Employer or otherwise. Spanish Language Provision. By signing and returning this Agreement, Participant confirms having read and understood the documents relating to the Plan and the Agreement which were provided to Participant in English language. Participant accepts the terms of those documents accordingly. Securities Law Information. No “offer to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the RSUs. The Plan, this Agreement, and any other documents evidencing this grant of RSUs have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus. Exchange Control Information. Participant must declare the acquisition of Shares by filing the relevant investment form with the Dirección General de Comercio Internacional e Inversiones (“DGCII”) and each January while the Shares are owned. If Participant acquires the Shares through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCII for Participant; otherwise, Participant will be required to make the declaration by filing the appropriate form with the DGCII. Generally, the declaration must be made in January for Shares acquired or sold during (or owned as of December 31 of the prior year; however, if the value of the Shares acquired or sold exceeds €1,502,530 (or Participant is a member of the governing body of the Company, holds 10% or more of the shares capital of the Company or such other amount that would entitle Participant to join the Company’s Board of Directors), the declaration must be filed within one month of the acquisition or sale, as applicable. In addition, if Participant wishes to import the share certificates into Spain, Participant must declare the importation of such securities to the DGCII. When receiving foreign currency payments derived from the ownership of Shares (e.g., dividends or sale proceeds), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Upon prior request, Participant will need to provide the institution with the following information; Participant’s name; address; and fiscal identification number; the name and corporate domicile of the Company; the amount of payment; the currency used; the country of origin; the reasons for the payment; and required information. In addition, Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Shares) and any transactions with non-Spanish residents (including any payments of cash or Shares made to Participant by the Company or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments

A-6 as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed €1 million but are below €100 million. Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Participant should consult his or her personal advisor in relation to applicable exchange control information obligations or his or her own tax compliance obligations, from time to time. The Company does not assume any responsibility therefor. UNITED KINGDOM Eligibility. The Agreement as amended pursuant to this Appendix forms the rules of the employee share scheme applicable to the United Kingdom-based Participants of the Company and any Subsidiaries. Only employees of the Company or any subsidiary are eligible to be granted RSUs or issued Shares under the Agreement. Other Service Providers (including Consultants or non-employee Directors) who are not employees are not eligible to receive RSUs under the Agreement in the United Kingdom. Accordingly, all references in the Agreement and the Plan to “Service Provider” shall mean an Employee (as defined in the Plan), “Termination of Service” shall be interpreted as a references to Participant’s employment and “Relevant Agreement” shall mean an employment agreement. No Rights to Compensation. Nothing in this Agreement or in the Plan shall give Participant any rights to compensation or damages including, without limitation, for any loss or potential loss that Participant may suffer by reason of being unable to exercise any RSUs or forfeiting RSUs or Shares as a result of the termination of the Plan or the Agreement, the lapsing of RSUs as a result of Participant’s Termination of Service including where any Termination of Service is subsequently held to be wrongful or unfair. Special Tax Consequences. (a) References to “withholding tax obligations” and “taxes required by Applicable Law” and any similar phrases relating to tax obligations when used in this Agreement or in the Plan shall include income tax, applicable levies, employee’s National Insurance contributions and (at the discretion of the Company and to the extent permitted by law) employer’s National Insurance contributions or other similar taxes arising in any jurisdiction (each, a “Tax Liability”) that are attributable to (i) the grant or vesting of, or any benefit derived by Participant from, an RSU or the Shares which are settled on vesting of the RSUs; (ii) the transfer or issuance of Shares to Participant upon vesting of the RSUs; (iii) any restrictions applicable to any Shares held by Participant ceasing to apply thereto; or (iv) the disposal of any Shares (each, a “Taxable Event”). Participant will indemnify and keep indemnified the Company and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability attributable to any RSU. (b) Participant undertakes that, upon request by the Company, he or she will (on or within fourteen (14) days of acquiring the Shares) join with his or her Employer in electing, pursuant to Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) that, for relevant tax purposes, the market value of the Shares acquired on vesting of the RSUs on any occasion will be calculated as if the Shares were not restricted and Sections 425 to 430 (inclusive) of ITEPA are not to apply to such Shares. (c) Participant agrees that if Participant does not pay, or his/her Employer or the Company does not withhold from Participant, the full amount of any income tax arising in respect of any Taxable

A-7 Event (and to the extent such income tax pertains to a “notional payment” as defined in Section 222(1)(a) of ITEPA within ninety (90) days after the end of the tax year in which the notional payment is treated as having been made (for the purposes of Section 222 of ITEPA), or such other period specified in Section 222(1)(c) of ITEPA, (the “Relevant Period”) then the amount of income tax and employee’s National Insurance contributions that should have been withheld in respect of the notional payment shall constitute a loan owed by Participant to the Employer, effective from the end of the Relevant Period. Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by Participant, and the Company and/or the Employer may recover it at any time thereafter by: (i) withholding the funds from salary, bonus or any other funds due to Participant by the Employer; (ii) withholding Shares otherwise issuable upon vesting of the RSUs or all or a portion of the cash proceeds otherwise due to Participant from the sale of Shares; or (iii) demanding cash or a cheque from Participant. Participant also authorizes the Company to delay the issuance of any Shares to Participant unless and until the loan is repaid in full. (d) Notwithstanding the foregoing, if Participant is an officer or executive director (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that Participant is an officer or executive director and the full amount of any income tax arising in respect of any Taxable Event (to the extent such income tax pertains to a “notional payment” as defined in Section 222(1)(a) of ITEPA) is not collected from or paid by Participant within ninety (90) days after the end of the tax year in which the notional payment is treated as having been made (for the purposes of Section 222 of ITEPA), or such other period specified in Section 222(1)(c) of ITEPA, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and National Insurance contributions may be payable. Participant acknowledges that the Company or the Employer may recover any such additional income tax and (to the extent permitted by law) National Insurance contributions at any time thereafter by any of the means referred to in this Agreement or the Plan. Data Privacy. The Company and the Subsidiaries will collect and process information relating to Participants in accordance with the data privacy notice which is available on the Company’s intranet.

US-DOCS\163537025.5 EXHIBIT A-2 Form of Initial PSU Agreement [attached]

THE BEAUTY HEALTH COMPANY 2021 INCENTIVE AWARD PLAN PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE The Beauty Health Company, a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Restricted Stock Units (the “RSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of The Beauty Health Company 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Each RSU is hereby granted in tandem with a corresponding Dividend Equivalent. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan. Participant: Pedro Malha Grant Date: [____], 2025 Number of RSUs (at Target): [____] Vesting Schedule: (a) General. Subject to clause (b) below, and further to and conditioned upon Participant’s continued service as a Service Provider through the last day of the Performance Period, the number of RSUs that shall vest on the last day of the Performance Period shall be determined as of the Measurement Date by multiplying (i) the total number of RSUs granted hereby (at Target) by (ii) the applicable vesting percentage (“Vesting Percentage”) set forth below, which shall be determined based on the Company’s Relative TSR during the Performance Period: Company’s Relative TSR Vesting Percentage (% of Target) Maximum 85th percentile 200.0% 75th percentile 166.7% 65th percentile 133.3% Target 55th percentile 100.0% 40th percentile 67.9% 30th percentile 46.4% Threshold 20th percentile 25.0% <20th percentile 0.0% In the event that the Company’s Relative TSR falls between two of the percentiles specified in the table above, then the Vesting Percentage shall be interpolated on a linear basis (for clarity, if the Company’s Relative TSR falls below the Threshold level specified in the table above, the Vesting Percentage shall equal 0%). Notwithstanding anything herein to the contrary, if the Company’s TSR for the Performance Period is negative, the Vesting Percentage shall not be greater than 100%. (b) Change in Control. Notwithstanding the foregoing, in the event that a Change in Control is consummated during the Performance Period and Participant remains in continued service as a Service Provider until at least immediately prior to such Change in Control:

(i) In the event that no Assumption of the RSUs (or a portion of the RSUs) (as defined in Section 8.3 of the Plan) occurs in connection with such Change in Control, then, immediately prior to the Change in Control, a number of RSUs determined by multiplying (x) the total number of RSUs granted hereunder (at Target) that are not subject to an Assumption by (y) the Vesting Percentage (calculated as if the Performance Period ended on the last trading day to occur immediately preceding the closing date of such Change in Control and using the per-Share consideration paid or payable (as applicable) in connection with such Change in Control (as determined by the Administrator) as the Company’s Ending Price) will automatically vest immediately prior to such Change in Control. (ii) In the event that an Assumption of the RSUs (or a portion of the RSUs) (as defined in Section 8.3 of the Plan) occurs in connection with such Change in Control, then, effective immediately prior to the closing of the Change in Control, the RSUs subject to such Assumption will be deemed to convert into a number of unvested RSUs determined by multiplying (x) the total number of RSUs granted hereunder (at Target) subject to such Assumption by (y) the Vesting Percentage (calculated as if the Performance Period ended on the last trading day to occur immediately preceding the closing date of such Change in Control and using the per-Share consideration paid or payable (as applicable) in connection with such Change in Control (as determined by the Administrator) as the Company’s Ending Price). Such unvested RSUs (as so assumed and adjusted in connection with the Change in Control) will be eligible to vest in full on the last day of the Performance Period in accordance with this clause (a) (based solely on the Participant’s continued status as a Service Provider through such date) or upon Participant’s Termination of Service as provided in clause (c) below. Notwithstanding the foregoing or anything to the contrary in the Plan, if a Change in Control is consummated and Participant remains in continued status as a Service Provider through the consummation of the Change in Control, in no event shall an Assumption occur in connection with such Change in Control with respect to more than seventy-five (75%) of the total RSUs granted hereunder (at Target). (c) Termination of Service. (i) In the event Participant incurs a Termination of Service prior to the last day of the Performance Period (and prior to the consummation of a Change in Control) due to Participant’s death or Disability, by the Company or its Subsidiaries without Cause or due to Participant’s resignation for Good Reason (each of Cause and Good Reason as defined in the employment agreement between Participant and the Company or, if Participant is not party to an employment agreement or such employment agreement does not contain a definition of Cause and/or Good Reason, as defined in the Company’s Executive Severance Plan), subject to Participant (or Participant’s estate (as applicable)) timely executing and not revoking a release of claims in a form prescribed by the Company (a “Release”) that becomes effective and irrevocable no later than sixty (60) days following such Termination of Service (the date such Release becomes effective and irrevocable, the “Release Effective Date”), a number of RSUs equal to the product of (x) the total number of RSUs granted hereunder (at Target) by (y) the Vesting Percentage calculated assuming that the Company’s Relative TSR is attained at Target shall automatically vest on the Release Effective Date. (ii) In the event that (A) a Change in Control is consummated and there is an Assumption of the RSUs as specified in clause (b)(ii) above and (B) Participant status as a Service Provider is terminated by the Company or its Subsidiaries without Cause or due to Participant’s resignation for Good Reason (each of Cause and Good Reason as defined in the employment agreement between Participant and the Company or, if Participant is not party to an employment agreement or such employment agreement does not contain a definition of Cause and/or Good Reason, as defined in the Company’s Executive Severance Plan), then subject to and conditioned on Participant timely executing and not revoking a Release that becomes effective and irrevocable no later than sixty (60) days following such Termination of Service, all then-outstanding RSUs shall automatically vest in full (to the extent then-unvested) on the Release Effective Date. (iii) In the event that (A) a Change in Control is consummated and there is an Assumption of the RSUs as specified in clause (b)(ii) above and (B) Participant status as a Service Provider is terminated due to Participant’s death or Disability, then subject to and conditioned on Participant (or Participant’s estate (as applicable) timely executing and not revoking a Release that becomes effective and irrevocable no later than sixty (60) days following such Termination of Service, all then-outstanding RSUs (as assumed and adjusted in connection with the Change in Control) shall automatically vest in full (to the extent then-unvested) on the Release Effective Date. (iv) With respect to clauses (i) - (iii) above, (x) the RSUs shall remain outstanding and eligible to vest following Participant’s Termination of Service through the Release Effective Date and shall automatically be forfeited on the sixtieth (60th) day following such termination if the Release does not become effective and irrevocable on or prior to such date, and (y) any RSUs that do not become vested on the Release Effective Date pursuant to the applicable sub-clause shall be immediately forfeited on such date. (d) Termination; Forfeiture. Unless earlier terminated as set forth in this Grant Notice or the Agreement, any RSUs (and their corresponding Dividend Equivalents) that have not become vested on or prior to the last day of the Performance Period (or, if earlier, the date on which a Change in Control occurs) will thereupon be automatically forfeited by Participant without payment of any consideration therefor. Except as set forth in clause (b) above, if Participant experiences a Termination of Service for any reason prior to the last day of the Performance Period, all then-unvested RSUs (and their corresponding Dividend Equivalents) will thereupon be automatically forfeited by Participant without payment of any consideration therefor. (d) Definitions. For purposes hereof, the following terms shall have the respective meanings sets forth below: (i) “Beginning Price” shall mean, with respect to the Company and any Peer Group Company, the average closing price of the Company’s Common Stock or such Peer Group’s stock (as applicable) for December 2021. (ii) “Ending Price” shall mean, with respect to the Company and any Peer Group Company, the average closing price of the Company’s Common Stock or such Peer Group’s stock (as applicable) for the three (3) months ending on (and including) the last day of the Performance Period. (iii) “Measurement Date” shall mean the date (which shall be no later than thirty (30) days after the conclusion of the Performance Period) on which the Administrator determines the Company’s Relative TSR and the number of RSUs that have become vested hereunder. (iv) “Peer Group Companies” shall mean the blended group of the Company’s Compensation Peer Group and the Dow Jones US Select Medical Equipment Index. The complete list of the Peer Group is attached and incorporated hereto as Exhibit 1 and includes those entities on the first day of the Performance Period and the common stock (or similar equity security) of which is continually listed or traded on a national securities exchange from the first day of the Performance Period through the last trading day of the Performance Period. For the avoidance of doubt, any entities added to the Dow Jones US Select Medical Equipment Index after the first day of the Performance Period shall be excluded from the definition of “Peer Group Companies.”

(v) “Performance Period” shall mean the three-year period beginning on January 1, 2025 and ending on December 31, 2027. (vi) “Relative TSR” shall mean the Company’s TSR relative to the Peer Group Companies’ TSR over respect to the Performance Period, expressed as a percentile. (vii) “TSR” shall mean, with respect to the Company or any Peer Group Company, the quotient obtained by dividing (i) the sum of (A) the difference obtained by subtracting the applicable Beginning Price from the applicable Ending Price, plus (B) the aggregate value of all dividends in respect of the Shares or the applicable Peer Group Company’s stock, as applicable, that have an ex-dividend date during the Performance Period (assuming the reinvestment of such dividends in additional shares of stock on the ex-dividend date) by (ii) the applicable Beginning Price; provided, however, that in the event a Peer Group Company files for bankruptcy or liquidates due to an insolvency, such company shall continue to be treated as a Peer Group Company, and such company’s Ending Price will be treated as $0 if the common stock (or similar equity security) of such company is no longer listed or traded on a national securities exchange on the last trading day of the Performance Period (and if multiple Peer Group Companies file for bankruptcy or liquidate due to an insolvency, such members shall be ranked in order of when such bankruptcy or liquidation occurs, with earlier bankruptcies and liquidations ranking lower than later bankruptcies and liquidations). In the event of a formation of a new parent company by a Peer Group Company, substantially all of the assets and liabilities of which consist immediately after the transaction or formation of the equity interests in the original Peer Group Company or the assets and liabilities of such Peer Group Company immediately prior to the transaction, such new parent company shall be substituted for the Peer Group Company to the extent (and for such period of time as) its common stock (or similar equity securities) are listed or traded on a national securities exchange but the common stock (or similar equity securities) of the original Peer Group Company are not. In the event of a merger or other business combination of two Peer Group Companies (including, without limitation, the acquisition of one Peer Group Company, or all or substantially all of its assets, by another Peer Group Company), the surviving, resulting or successor entity, as the case may be, shall continue to be treated as a Peer Group Company, provided that the common stock (or similar equity security) of such entity is listed or traded on a national securities exchange through the last trading day of the Performance Period. With respect to the preceding two sentences, the applicable stock prices shall be equitably and proportionately adjusted to the extent (if any) necessary to preserve the intended incentives of the RSUs and mitigate the impact of the transaction. By accepting (whether in writing, electronically or otherwise) the RSUs and Dividend Equivalents, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. THE BEAUTY HEALTH COMPANY PARTICIPANT By: Name: Pedro Malha Title:

Exhibit A RESTRICTED STOCK UNIT AGREEMENT Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. ARTICLE I. GENERAL 1.1 Award of RSUs and Dividend Equivalents. (a) The Company has granted the RSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the RSUs have vested. (b) The Company hereby grants to Participant, with respect to each RSU granted hereunder, a Dividend Equivalent in respect of which Participant shall be entitled to receive payments in amounts equal to any ordinary dividends paid to substantially all holders of outstanding Shares with an ex- dividend date occurring after the Grant Date and on or prior to the date the applicable RSU is settled, forfeited or otherwise terminates. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary dividends or distributions paid on a single Share. Any such amounts, if any, shall be payable only if and to the extent that the RSU to which such Dividend Equivalent relates vests, and any Dividend Equivalent payments that would have been made prior to such payment date had the RSU been vested, plus (or minus) the amount of gain (or loss) on such amounts had they been reinvested in Common Stock on the applicable ex-dividend date (at a price equal to the closing price of the Common Stock on the applicable ex-dividend date), shall be paid in a single lump sum at such time as the Share underlying such RSU is paid to Participant in accordance with Section 2.2 below (such payment date, the “Accumulated Dividend Payment Date”). For clarity, in the event of Participant’s Termination of Service for any reason following the Accumulated Dividend Payment Date, Participant shall not be entitled to any Dividend Equivalent payments with respect to dividends with an ex-dividend date prior to the date of such Termination of Service on Shares underlying RSUs which are unvested as of the date of such Termination of Service (after taking into account any vesting that occurs in connection with such Termination of Service, if any). Any Dividend Equivalents granted in connection with the RSUs granted hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such RSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A of the Code. 1.2 Incorporation of Terms of Plan. The RSUs and the Dividend Equivalents are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control, unless it is expressly specified in in this Agreement or the Grant Notice that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in this Agreement which provides supplemental or additional terms not inconsistent with the Plan. 1.3 Unsecured Promise. The RSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II. VESTING; FORFEITURE AND SETTLEMENT 2.1 Vesting; Forfeiture. The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. Except as otherwise set forth in the Grant Notice, the Plan or this Agreement, and unless the Administrator otherwise determines, in the event of Participant’s Termination of Service for any reason, all unvested RSUs and their corresponding Dividend Equivalents will immediately and automatically be cancelled and forfeited (after taking into consideration any accelerated vesting which may occur in connection with such Termination of Service, if any). 2.2 Settlement. (a) RSUs that vest will be paid in Shares as soon as administratively practicable after the vesting of the applicable RSU, but in no event later than sixty (60) days following the date on which the applicable RSU vests (or, in the case of any accelerated vesting that occurs on the Release Effective Date pursuant to the Grant Notice, no later than sixty (60) days following the date on which the applicable Termination of Service occurs). (b) Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law or an applicable provision of the Plan until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A. ARTICLE III. TAXATION AND TAX WITHHOLDING 3.1 Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. 3.2 Tax Withholding. (a) Unless the Administrator otherwise determines, the Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award (including the RSUs and the Dividend Equivalents) in satisfaction of any applicable withholding tax obligations, in accordance with the Plan. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income, in accordance with Section 9.5 of the Plan. (b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs and the Dividend Equivalents, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs and the Dividend Equivalents. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs and the Dividend Equivalents or the subsequent sale of Shares.

The Company and its Subsidiaries do not commit and are under no obligation to structure the RSUs or the Dividend Equivalents to reduce or eliminate Participant’s tax liability. ARTICLE IV. OTHER PROVISIONS 4.1 Adjustments. Participant acknowledges that the RSUs, the Dividend Equivalents and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. 4.2 Clawback. The RSUs, the Dividend Equivalents and the Shares issuable hereunder shall be subject to clawback or recoupment in accordance with this Section 4.2. In the event that the Administrator, in its good faith discretion, determines that Participant has committed an act that constitutes Cause, and such act has resulted in or would reasonably be expected to result in material harm to the Company and/or its affiliates, the Board may seek recoupment of up to the full amount of the RSUs and Shares issued upon settlement thereof and/or any proceeds received upon the sale of any such Shares. Nothing in this Section 4.2 shall limit the application of any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. 4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s General Counsel at the Company’s principal office or the General Counsel’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation. 4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. 4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. 4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable

Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. 4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. 4.9 Severability. If any portion of the Grant Notice or this Agreement or any action taken under the Grant Notice or this Agreement, in any case is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Grant Notice and/or this Agreement (as applicable), and the Grant Notice and/or this Agreement (as applicable) will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void. 4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and the Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs and the Dividend Equivalents, as and when paid pursuant to the terms of this Agreement. 4.11 Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. 4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument. 4.13 Governing Law. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. * * * * *

Exhibit 1 - 2025 Approved TSR Peer Group

Blended peer group of Beauty Health's Compensation Peer Group plus the Dow Jones US Select Medical Equipment Index effective January 1, 2025.

BeautyHealth's Compensation Peer Group					
Beyond Meat	European Wax Center	Inogen	Nu Skin	Revance Therapeutics	USANA Health
Cutera	Evolus	Medifast	Olaplex	Sonos	
Establishment Labs	InMode	Nature's Sunshine	OneSpaWorld	Tactile Systems Tech	
Dow Jones US Select Medical Equipment Index					

*Dow Jones US Select Medical Equipment Index as of January 1, 2025.

US-DOCS\163537025.5 EXHIBIT A-3 Form of 2025 Annual RSU Agreement [attached]

1 THE BEAUTY HEALTH COMPANY 2021 INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT GRANT NOTICE The Beauty Health Company, a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Restricted Stock Units (the “RSUs”) described in this Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of The Beauty Health Company 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan. Participant: Pedro Malha Grant Date: [____], 2025 Number of RSUs: [____] Vesting Commencement Date: [____], 2025 Vesting Schedule: One-third (1/3rd) of the RSUs will vest on each of the first three anniversaries of the Vesting Commencement Date, subject to Participant’s continued status as a Service Provider through the applicable vesting date. Notwithstanding the foregoing, (x) if Participant incurs a Termination of Service due to Participant’s death or Disability, subject to and conditioned upon Participant’s (or Participant’s estate’s) timely execution and non-revocation of a release of claims in a form prescribed by the Company (a “Release”) that becomes effective and irrevocable no later than sixty (60) days following such Termination of Service (the date such Release becomes effective and irrevocable, the “Release Effective Date”), the RSUs will vest in full (to the extent then-unvested) upon the Release Effective Date (and shall remain outstanding and eligible to vest through the Release Effective Date and shall automatically be forfeited if the Release does not become effective and irrevocable on or prior to the sixtieth (60th) day following such termination), and (y) if a Change in Control is consummated and Participant’s status as a Service Provider is terminated by the Company or its Subsidiaries without Cause (as defined in the Agreement) or due to Participant’s resignation for Good Reason (as defined in the employment agreement between Participant and the Company (or if Participant is not party to an employment agreement or such employment agreement does not contain a definition of Good Reason, as defined in the Company’s Executive Severance Plan)), in either case, within twenty-four (24) months following the consummation of such Change in Control, subject to and conditioned upon Participant’s timely execution and non-revocation of a Release that becomes effective and irrevocable no later than

2 sixty (60) days following such Termination of Service, the RSUs will vest in full (to the extent then-unvested) upon the Release Effective Date (and shall remain outstanding and eligible to vest through the Release Effective Date and shall automatically be forfeited if the Release does not become effective and irrevocable on or prior to the sixtieth (60th) day following such termination). Notwithstanding anything to the contrary in the Plan, if a Change in Control is consummated and Participant remains in continued status as a Service Provider through the consummation of the Change in Control, in no event shall an Assumption (as defined in Section 8.3 of the Plan) occur in connection with such Change in Control with respect to more than the number of RSUs equal to (x) seventy-five (75%) of the total RSUs granted hereunder less (y) that percentage of the total RSUs granted hereunder that has vested prior to the consummation of such Change in Control. By accepting (whether in writing, electronically or otherwise) the RSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. THE BEAUTY HEALTH COMPANY PARTICIPANT By: Name: Pedro Malha Title:

1 RESTRICTED STOCK UNIT AGREEMENT Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. ARTICLE I. GENERAL 1.1 Award of RSUs. The Company has granted the RSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the RSUs have vested. 1.2 Incorporation of Terms of Plan. The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control, unless it is expressly specified in in this Agreement or the Grant Notice that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in this Agreement which provides supplemental or additional terms not inconsistent with the Plan. If the Non-U.S. Provisions (as defined below) apply to Participant, in the event of a conflict between the terms of this Agreement or the Plan and the Non-U.S. Provisions, the terms of the Non-U.S. Provisions shall control. 1.3 Unsecured Promise. The RSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets. ARTICLE II. VESTING; FORFEITURE AND SETTLEMENT 2.1 Vesting; Forfeiture. The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. Except as otherwise set forth in the Grant Notice, the Plan or this Agreement, and unless the Administrator otherwise determines, in the event of Participant’s Termination of Service for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited (after taking into consideration any accelerated vesting which may occur in connection with such Termination of Service, if any). 2.2 Settlement. (a) RSUs that vest will be paid in Shares as soon as administratively practicable after the vesting of the applicable RSU, but in no event later than sixty (60) days following the date on which the applicable RSU vests (or, in the case of any accelerated vesting that occurs on the Release Effective Date pursuant to the Grant Notice, no later than sixty (60) days following the date on which the applicable Termination of Service occurs). (b) Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law or an applicable provision of the Plan until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

2 2.3 Cause Definition. As used in this Agreement, “Cause” means (i) if Participant is a party to a written employment or consulting agreement with the Company or a Subsidiary in which the term “cause” is defined (a “Relevant Agreement”), “Cause” as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, the occurrence of any one or more of the following events: (a) Participant has engaged in an act of dishonesty, theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, law, rule, regulation or policy or procedure of the Company (including but not limited to policies and procedures pertaining to harassment and discrimination); Participant’s commission of, or plea of guilty or nolo contendere to, any crime or offense (other than minor traffic violations or similar offenses), or any act by Participant constituting a felony; (b) Participant’s gross or repeated neglect of, or repeated or willful failure to perform, his or her duties to the Company, or Participant’s history of substandard performance, if such substandard performance is not cured to the satisfaction of the Board, the Chief Executive Officer of the Company (the “CEO”) (unless Participant is the CEO), and/or Participant’s manager within ten (10) days following notice to Participant; (c) Participant has breached any of the provisions of any employment, confidentiality, restrictive covenant or other agreement between Participant and the Company or an affiliate thereof; (d) actions by Participant involving malfeasance or gross negligence in the performance of, Participant’s duties; (e) Participant’s failure or refusal to perform Participant’s duties to the Company on an exclusive and full-time basis if such failure to perform Participant’s duties is not cured to the satisfaction of the Board, the CEO (unless Participant is the CEO), and/or Participant’s manager (as applicable) within ten (10) days following notice to the Participant; (f) Participant’s insubordination or failure to follow the Board’s (or the CEO’s (unless Participant is the CEO) or such Participant’s manager’s) instructions; (g) Participant’s violation of any rule, regulation, or policy of the Company or the Board (or Participant’s manager) applicable to similarly-situated employees of the Company generally, including, without limitation, rules, regulations, or policies addressing confidentiality, non-solicitation or non-competition, if such violation is not cured to the satisfaction of the Board, the CEO (unless Participant is the CEO), and/or Participant’s manager (as applicable) within ten (10) days following notice to the Participant; (h) Participant’s use of alcohol or illicit drugs in a manner that has or would reasonably be expected to have a detrimental effect on Participant’s performance, Participant’s duties to Company, or the reputation of the Company or its affiliates; or (i) Participant’s performance of acts which are or could reasonably be expected to become materially detrimental to the image, reputation, finances or business of the Company or any of its affiliates, including but limited to the Participant’s commission of unlawful harassment or discrimination.

3 ARTICLE III. TAXATION AND TAX WITHHOLDING 3.1 Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. 3.2 Tax Withholding. (a) Unless the Administrator otherwise determines, the Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award (including the RSUs) in satisfaction of any applicable withholding tax obligations, in accordance with the Plan. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income, in accordance with Section 9.5 of the Plan. (b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and its Subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate Participant’s tax liability. ARTICLE IV. OTHER PROVISIONS 4.1 Adjustments. Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. 4.2 Clawback. The RSUs and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. 4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s General Counsel at the Company’s principal office or the General Counsel’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4 4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. 4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. 4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the RSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. 4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. 4.9 Severability. If any portion of the Grant Notice or this Agreement or any action taken under the Grant Notice or this Agreement, in any case is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Grant Notice and/or this Agreement (as applicable), and the Grant Notice and/or this Agreement (as applicable) will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void. 4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, as and when settled pursuant to the terms of this Agreement. 4.11 Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. 4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

5 4.13 Governing Law. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. 4.14 Special Provisions for RSUs Granted to Participants Outside the U.S. If Participant performs services for the Company outside of the United States, the RSUs shall be subject to the special provisions, if any, for Participant’s country of residence, as set forth in Appendix A-1 (the “Non-U.S. Provisions”). If Participant relocates to one of the countries included in the Non-U.S. Provisions during the life of these RSUs, the special provisions for such country shall apply to Participant, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Company reserves the right to impose other requirements on the RSUs and the Shares issuable thereunder, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

A-1 APPENDIX A-1 TO RESTRICTED STOCK UNIT AGREEMENT SPECIAL PROVISIONS FOR PARTICIPANTS OUTSIDE THE UNITED STATES This Appendix A-1 (this “Appendix”) includes special terms and conditions applicable to Participants in the countries below. These terms and conditions are in addition to those set forth in the Restricted Stock Unit Agreement (the “Agreement”) and the Plan and to the extent there are any inconsistencies between these terms and conditions and those set forth in the Agreement, these terms and conditions shall prevail. Any capitalized term used in this Appendix without definition shall have the meaning ascribed to such term in the Plan or the Agreement, as applicable. This Appendix includes information relating to issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities and other laws in effect in the respective countries as of July 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the RSUs vest or are settled or Shares acquired under the Plan are sold. In addition, the information is general in nature and may not apply to the particular situation of Participant, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her situation. Finally, if Participant is a citizen or resident of a country other than the one in which he or she is currently working, the information contained herein may not be applicable to Participant. CANADA Definitions. The definition of “Cause” included in Section 2.3 of the Agreement shall also include “(vi) any other act or omission that amounts to cause at common law or civil law, as applicable”. Further, the word “felony” in Section 2.3(a) of the Agreement is superseded and replaced with: “felony, indictable offence or other similar offence”. The definition of “Termination of Service” in Section 11.40 of the Plan is superseded and replaced with the following: “the date the Participant ceases to be a Service Provider, determined without regard to any period of statutory, contractual, common law, civil law or other reasonable notice of termination or any period of salary continuance or deemed employment or other engagement and regardless of whether any such termination was lawful.” Settled in Shares. Notwithstanding any other provisions of the Plan, the Agreement or Grant Notice, all Canadian Participant RSU entitlements shall be settled exclusively in newly-issued Shares. For greater certainty, unless a Canadian Participant has consented, and has been provided with an opportunity of making an equivalent value payment, no Shares may be withheld in connection with any tax withholding requirements under Section 3.2 of the Agreement. Data Privacy. The following provision supplements Section 12.11 (Data Privacy) of the Plan: Participant authorizes the Company and its representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of

A-2 the Plan for the purpose of the administration and operation of the Plan. Participant further authorizes the Company, the Parent or any Subsidiary and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors. Participant further authorizes the Company, the Parent and/or any Subsidiary to record such information and to keep such information in Participant’s employee file. Securities Law Information. Participation in the Plan is voluntary, and Participant acknowledges and agrees that Participant has not been induced to enter into the Agreement or acquire any Award or Shares by expectation of employment, engagement or appointment or continued employment, engagement or appointment. The following definitions in Article XI of the Plan are supplemented to the extent there is an issuance of securities to a person in Canada or resident of Canada. For greater certainty, any defined terms that cross- reference any of the following terms, including for example, “Consultant”, will be read and understood with the supplemented definitions. • “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing over 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain. • “Consultant” means a person, other than an Employee or Director that (a) is engaged to provide services to the Company or any Subsidiary, other than services provided in relation to a distribution; (b) provides the services under a written contract with the Company or Subsidiary; and (c) spends or will spend a significant amount of time and attention on the affairs and business of the Company or Subsidiary and includes (d) for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and (e) for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the Company or Subsidiary; provided, that in any case, such person qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statements. Participant understands that, subject to any contractual restrictions, Participant is permitted to sell the Shares acquired pursuant to any Awards, provided that the Company is a “foreign issuer” that is not a public company in any jurisdiction of Canada and the sale of the Shares acquired pursuant to the Plan takes place: (i) through an exchange, or a market, outside of Canada on the distribution date; or (ii) to a person or company outside of Canada. For purposes hereof, in addition to not being a reporting issuer in any jurisdiction of Canada, a “foreign issuer” is an issuer that: (i) is not incorporated or existing pursuant to the laws of Canada or any jurisdiction of Canada; (ii) does not have its head office in Canada; and (iii) does not have a majority of its executive officers or directors ordinarily resident in Canada. If any designated broker is appointed under the Plan, you shall sell such securities through the designated broker. Language Consent. The following provisions will apply to Participants who are resident in Québec: The parties acknowledge that it is their express wish that the Agreement, including this Appendix, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

A-3 Les parties reconnaissent avoir souhaité expressément que la convention, ainsi que cette Annexe, ainsi que tous les documents, les avis et les procédures judiciaires fournis, mis en œuvre ou institués directement ou indirectement, relativement aux présentes, soient rédigés en anglais. GERMANY Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). If Participant receives cross-border payments in excess of €12,500 in connection with the RSUs, Participant must report by the fifth day of the month following the month in which the payment was received. The report must be filed electronically. The form of report can be accessed via the German Federal Bank’s website at www.bundesbank.de and is available in both German and English. Foreign Asset/Account Reporting Information. If the acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Participant will need to report the acquisition when Participant files his or her tax return for the relevant year. A “qualified participation” is attained if (i) the value of the Shares acquired exceeds €150,000 or (ii) in the unlikely event Participant holds Shares of at least 10% of the total Common Stock. However, if Shares are listed on a stock exchange recognized in the U.S., the European Union or the European Economic Area or on any other foreign stock exchange recognized by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) and Participant owns less than 1% of the total Common Stock, this requirement will not apply. Prohibition on Insider Dealing. Participant should be aware of the insider dealing rules of the Regulation (EU) No 596/2014 of the European Parliament and Council (Market Abuse Regulation) apply in Germany, which may affect transactions under the Plan such as e.g. the subscription or participation, the suspension, the cancellation or an amending order, the acquisition or sale of Shares acquired under the Plan, if Participant has inside information regarding the Company. Participant is advised to determine carefully whether he or she has inside information in respect of the Company and whether and to what extend insider dealing rules can apply to him or her. In case of uncertainty, the Company recommends that Participant consults with a legal advisor. Additional Tax Provisions. Each Participant who is either (a) resident for tax purposes in Germany or (b) otherwise subject to German income tax and/or social security contributions in respect of earnings received from the RSUs shall be obliged to notify the relevant Subsidiary, in its capacity as the respective Participant’s employer, of the grant, vesting or payment of the RSUs. Section 9.5 of the Plan and Section 3.2 of the Agreement shall apply mutatis mutandis with regard to any deductions or withholdings, in particular with regard to wage tax, solidarity surcharge and social security contributions, required to be made by such Subsidiary under Applicable Laws. JAPAN Participant acknowledges that the Company’s Shares have not been and will not be registered under the Financial Instruments and Exchange Act of Japan (Act No. 25 of 1948, as amended). SINGAPORE No Rights to Compensation. Nothing in this Agreement or in the Plan shall give Participant any rights to compensation or damages including, without limitation, for any loss or potential loss that Participant may suffer by reason of the cancellation and forfeiture of RSUs as a result of Participant’s Termination of Service, including where any Termination of Service is subsequently held to be wrongful or unfair.

A-4 Special Tax Consequences. References to “withholding tax obligations” and “taxes required by Applicable Law” and any similar phrases relating to tax obligations when used in this Agreement or in the Plan shall include income tax, employee’s central provident fund contributions and other similar taxes arising in any jurisdiction that are attributable to the grant, vesting or settlement of, or any benefit derived by Participant from, an RSU (each, a “Tax Liability”). Participant will indemnify and keep indemnified the Company and his or her employing company, if different, from and against any liability for or obligation to pay any Tax Liability. A Participant is responsible for any and all Tax Liability which may arise and should consult his or her tax advisers accordingly. Data Privacy. The Company and the Subsidiaries will collect and process information relating to Participants in accordance with the personal data laws applicable in Singapore. SPAIN Definitions. The definition of “Cause” included in Section 2.3 of the Agreement shall also include “(vi) Participant incurring in any of the grounds for disciplinary dismissal regulated in Article 54 of the Spanish Workers’ Statute or the applicable collective bargaining agreement”. The definition of “Disability” in the Plan is superseded and replaced with the following definition “a permanent total, absolute or severe disability within the meaning of Articles 193 at seq. of the Spanish Social Security Act.” Withholding. (a) Whenever the RSUs are accrued or paid, whatever occur first, the Company or its relevant Subsidiary that employs or engages Participant (the “Participant’s Employer”), if different, in accordance with the terms of the Plan, will comply with all applicable withholding tax and social security laws and regulations, and will be entitled to take any action necessary to fulfil its tax and social security obligations. Participant hereby agrees that the Company or Participant’s Employer may withhold cash or Shares (as applicable) otherwise issuable upon the settlement of the RSUs, sufficient for the Company or Participant’s Employer to fund the retention of such amounts as required by applicable tax laws and regulations to be withheld as a result of the vesting of any RSUs, or otherwise accrued with respect to any taxable event arising a result of any RSUs, and duly fulfil its obligations in front of the tax authorities. If the RSUs are settled in Shares, the number of Shares which may be so withheld shall be limited to the number of Shares which have a Fair Market Value (as defined in the Plan, but in case the Shares are neither listed nor regularly quoted on a national market or other quotation system, it will be determined by the Administrator in a manner consistent with applicable tax laws), determined on the date when the amount of tax to be withheld is to be determined pursuant to Applicable Law, no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates for tax purposes, in accordance with Applicable Law, that are applicable to such taxable income (or such other amount as would not result in adverse financial accounting consequences for the Company or any of its Subsidiaries). (b) In its absolute discretion, the Company or Participant’s Employer may (i) withhold amounts from Participant’s wages in order to fulfil the Company or Participant’s Employer withholding tax obligations, or (ii) authorize Participant to satisfy the withholding amounts referred to above by means of a cash payment. Request for such cash payment shall be made in writing by Participant in a form acceptable to the Company and shall be subject to the following restrictions: (i) the election must be made at least fifteen (15) business days prior to the date when the amount of tax to be withheld is to be paid to the tax authorities pursuant to Applicable Law, and such cash payment must be made by Participant at least five (5) business days prior to the due date for payment of such

A-5 withholding taxes to the tax authorities pursuant to Applicable Law; and (ii) once made, the election shall be irrevocable as to the particular Shares for which the election is made. Any adverse consequences for Participant arising in connection with the withholding procedures described above shall be the sole responsibility of Participant. (c) Participant agrees to indemnify and keep indemnified the Company and its Subsidiaries, including Participant’s Employer from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, withholding tax and any other employment related taxes in any jurisdiction) that is attributable to the grant or vesting, or any benefit derived by Participant from, the RSUs or the resulting Shares or cash payment (as applicable). Special Incentive Compensation. Participant acknowledges and represents that grant of RSUs is an special and extraordinary incentive compensation which is not part of Participant’s ordinary or expected compensation, and shall not be taken into account, in any manner, as salary, compensation or bonus for the purposes of determining any pension, retirement, life insurance, disability, severance pay or compensation otherwise due in the event of Termination of Service by Participant’s Employer or otherwise. Spanish Language Provision. By signing and returning this Agreement, Participant confirms having read and understood the documents relating to the Plan and the Agreement which were provided to Participant in English language. Participant accepts the terms of those documents accordingly. Securities Law Information. No “offer to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the RSUs. The Plan, this Agreement, and any other documents evidencing this grant of RSUs have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus. Exchange Control Information. Participant must declare the acquisition of Shares by filing the relevant investment form with the Dirección General de Comercio Internacional e Inversiones (“DGCII”) and each January while the Shares are owned. If Participant acquires the Shares through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCII for Participant; otherwise, Participant will be required to make the declaration by filing the appropriate form with the DGCII. Generally, the declaration must be made in January for Shares acquired or sold during (or owned as of December 31 of the prior year; however, if the value of the Shares acquired or sold exceeds €1,502,530 (or Participant is a member of the governing body of the Company, holds 10% or more of the shares capital of the Company or such other amount that would entitle Participant to join the Company’s Board of Directors), the declaration must be filed within one month of the acquisition or sale, as applicable. In addition, if Participant wishes to import the share certificates into Spain, Participant must declare the importation of such securities to the DGCII. When receiving foreign currency payments derived from the ownership of Shares (e.g., dividends or sale proceeds), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Upon prior request, Participant will need to provide the institution with the following information; Participant’s name; address; and fiscal identification number; the name and corporate domicile of the Company; the amount of payment; the currency used; the country of origin; the reasons for the payment; and required information. In addition, Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Shares) and any transactions with non-Spanish residents (including any payments of cash or Shares made to Participant by the Company or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments

A-6 as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed €1 million but are below €100 million. Different thresholds and deadlines to file this declaration apply. However, if neither such transactions during the immediately preceding year nor the balances / positions as of December 31 exceed EUR 1 million, no such declaration must be filed unless expressly required by the Bank of Spain. If any of such thresholds were exceeded during the current year, Participant may be required to file the relevant declaration corresponding to the prior year, however, a summarized form of declaration may be available. Participant should consult his or her personal advisor in relation to applicable exchange control information obligations or his or her own tax compliance obligations, from time to time. The Company does not assume any responsibility therefor. UNITED KINGDOM Eligibility. The Agreement as amended pursuant to this Appendix forms the rules of the employee share scheme applicable to the United Kingdom-based Participants of the Company and any Subsidiaries. Only employees of the Company or any subsidiary are eligible to be granted RSUs or issued Shares under the Agreement. Other Service Providers (including Consultants or non-employee Directors) who are not employees are not eligible to receive RSUs under the Agreement in the United Kingdom. Accordingly, all references in the Agreement and the Plan to “Service Provider” shall mean an Employee (as defined in the Plan), “Termination of Service” shall be interpreted as a references to Participant’s employment and “Relevant Agreement” shall mean an employment agreement. No Rights to Compensation. Nothing in this Agreement or in the Plan shall give Participant any rights to compensation or damages including, without limitation, for any loss or potential loss that Participant may suffer by reason of being unable to exercise any RSUs or forfeiting RSUs or Shares as a result of the termination of the Plan or the Agreement, the lapsing of RSUs as a result of Participant’s Termination of Service including where any Termination of Service is subsequently held to be wrongful or unfair. Special Tax Consequences. (a) References to “withholding tax obligations” and “taxes required by Applicable Law” and any similar phrases relating to tax obligations when used in this Agreement or in the Plan shall include income tax, applicable levies, employee’s National Insurance contributions and (at the discretion of the Company and to the extent permitted by law) employer’s National Insurance contributions or other similar taxes arising in any jurisdiction (each, a “Tax Liability”) that are attributable to (i) the grant or vesting of, or any benefit derived by Participant from, an RSU or the Shares which are settled on vesting of the RSUs; (ii) the transfer or issuance of Shares to Participant upon vesting of the RSUs; (iii) any restrictions applicable to any Shares held by Participant ceasing to apply thereto; or (iv) the disposal of any Shares (each, a “Taxable Event”). Participant will indemnify and keep indemnified the Company and his/her employing company (the “Employer”), if different, from and against any liability for or obligation to pay any Tax Liability attributable to any RSU. (b) Participant undertakes that, upon request by the Company, he or she will (on or within fourteen (14) days of acquiring the Shares) join with his or her Employer in electing, pursuant to Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) that, for relevant tax purposes, the market value of the Shares acquired on vesting of the RSUs on any occasion will be calculated as if the Shares were not restricted and Sections 425 to 430 (inclusive) of ITEPA are not to apply to such Shares. (c) Participant agrees that if Participant does not pay, or his/her Employer or the Company does not withhold from Participant, the full amount of any income tax arising in respect of any Taxable

A-7 Event (and to the extent such income tax pertains to a “notional payment” as defined in Section 222(1)(a) of ITEPA within ninety (90) days after the end of the tax year in which the notional payment is treated as having been made (for the purposes of Section 222 of ITEPA), or such other period specified in Section 222(1)(c) of ITEPA, (the “Relevant Period”) then the amount of income tax and employee’s National Insurance contributions that should have been withheld in respect of the notional payment shall constitute a loan owed by Participant to the Employer, effective from the end of the Relevant Period. Participant agrees that the loan will bear interest at HMRC’s official rate and will be immediately due and repayable by Participant, and the Company and/or the Employer may recover it at any time thereafter by: (i) withholding the funds from salary, bonus or any other funds due to Participant by the Employer; (ii) withholding Shares otherwise issuable upon vesting of the RSUs or all or a portion of the cash proceeds otherwise due to Participant from the sale of Shares; or (iii) demanding cash or a cheque from Participant. Participant also authorizes the Company to delay the issuance of any Shares to Participant unless and until the loan is repaid in full. (d) Notwithstanding the foregoing, if Participant is an officer or executive director (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), the terms of the immediately foregoing provision will not apply. In the event that Participant is an officer or executive director and the full amount of any income tax arising in respect of any Taxable Event (to the extent such income tax pertains to a “notional payment” as defined in Section 222(1)(a) of ITEPA) is not collected from or paid by Participant within ninety (90) days after the end of the tax year in which the notional payment is treated as having been made (for the purposes of Section 222 of ITEPA), or such other period specified in Section 222(1)(c) of ITEPA, the amount of any uncollected income tax may constitute a benefit to Participant on which additional income tax and National Insurance contributions may be payable. Participant acknowledges that the Company or the Employer may recover any such additional income tax and (to the extent permitted by law) National Insurance contributions at any time thereafter by any of the means referred to in this Agreement or the Plan. Data Privacy. The Company and the Subsidiaries will collect and process information relating to Participants in accordance with the data privacy notice which is available on the Company’s intranet.

US-DOCS\163537025.5 EXHIBIT A-4 Form of 2025 Annual PSU Agreement [attached]

THE BEAUTY HEALTH COMPANY 2021 INCENTIVE AWARD PLAN PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE The Beauty Health Company, a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Restricted Stock Units (the “RSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of The Beauty Health Company 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”), both of which are incorporated into this Grant Notice by reference. Each RSU is hereby granted in tandem with a corresponding Dividend Equivalent. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan. Participant: Pedro Malha Grant Date: [____], 2025 Number of RSUs (at Target): [____] Vesting Schedule: (a) General. Subject to clause (b) below, and further to and conditioned upon Participant’s continued service as a Service Provider through the last day of the Performance Period, the number of RSUs that shall vest on the last day of the Performance Period shall be determined as of the Measurement Date by multiplying (i) the total number of RSUs granted hereby (at Target) by (ii) the applicable vesting percentage (“Vesting Percentage”) set forth below, which shall be determined based on the Company’s Relative TSR during the Performance Period: Company’s Relative TSR Vesting Percentage (% of Target) Maximum 85th percentile 200.0% 75th percentile 166.7% 65th percentile 133.3% Target 55th percentile 100.0% 40th percentile 67.9% 30th percentile 46.4% Threshold 20th percentile 25.0% <20th percentile 0.0% In the event that the Company’s Relative TSR falls between two of the percentiles specified in the table above, then the Vesting Percentage shall be interpolated on a linear basis (for clarity, if the Company’s Relative TSR falls below the Threshold level specified in the table above, the Vesting Percentage shall equal 0%). Notwithstanding anything herein to the contrary, if the Company’s TSR for the Performance Period is negative, the Vesting Percentage shall not be greater than 100%. (b) Change in Control. Notwithstanding the foregoing, in the event that a Change in Control is consummated during the Performance Period and Participant remains in continued service as a Service Provider until at least immediately prior to such Change in Control:

(i) In the event that no Assumption of the RSUs (or a portion of the RSUs) (as defined in Section 8.3 of the Plan) occurs in connection with such Change in Control, then, immediately prior to the Change in Control, a number of RSUs determined by multiplying (x) the total number of RSUs granted hereunder (at Target) that are not subject to an Assumption by (y) the Vesting Percentage (calculated as if the Performance Period ended on the last trading day to occur immediately preceding the closing date of such Change in Control and using the per-Share consideration paid or payable (as applicable) in connection with such Change in Control (as determined by the Administrator) as the Company’s Ending Price) will automatically vest immediately prior to such Change in Control. (ii) In the event that an Assumption of the RSUs (or a portion of the RSUs) (as defined in Section 8.3 of the Plan) occurs in connection with such Change in Control, then, effective immediately prior to the closing of the Change in Control, the RSUs subject to such Assumption will be deemed to convert into a number of unvested RSUs determined by multiplying (x) the total number of RSUs granted hereunder (at Target) subject to such Assumption by (y) the Vesting Percentage (calculated as if the Performance Period ended on the last trading day to occur immediately preceding the closing date of such Change in Control and using the per-Share consideration paid or payable (as applicable) in connection with such Change in Control (as determined by the Administrator) as the Company’s Ending Price). Such unvested RSUs (as so assumed and adjusted in connection with the Change in Control) will be eligible to vest in full on the last day of the Performance Period in accordance with this clause (a) (based solely on the Participant’s continued status as a Service Provider through such date) or upon Participant’s Termination of Service as provided in clause (c) below. Notwithstanding the foregoing or anything to the contrary in the Plan, if a Change in Control is consummated and Participant remains in continued status as a Service Provider through the consummation of the Change in Control, in no event shall an Assumption occur in connection with such Change in Control with respect to more than seventy-five (75%) of the total RSUs granted hereunder (at Target). (c) Termination of Service. (i) In the event Participant incurs a Termination of Service prior to the last day of the Performance Period (and prior to the consummation of a Change in Control) due to Participant’s death or Disability, subject to Participant (or Participant’s estate (as applicable)) timely executing and not revoking a release of claims in a form prescribed by the Company (a “Release”) that becomes effective and irrevocable no later than sixty (60) days following such Termination of Service (the date such Release becomes effective and irrevocable, the “Release Effective Date”), a number of RSUs equal to the product of (x) the total number of RSUs granted hereunder (at Target) by (y) the Vesting Percentage calculated assuming that the Company’s Relative TSR is attained at Target shall automatically vest on the Release Effective Date. (ii) In the event that (A) a Change in Control is consummated and there is an Assumption of the RSUs as specified in clause (b)(ii) above and (B) Participant status as a Service Provider is terminated by the Company or its Subsidiaries without Cause, due to Participant’s resignation for Good Reason (each of Cause and Good Reason as defined in the employment agreement between Participant and the Company or, if Participant is not party to an employment agreement or such employment agreement does not contain a definition of Cause and/or Good Reason, as defined in the Company’s Executive Severance Plan), or due to Participant’s death or Disability, in any case, within twenty-four (24) months following consummation of such Change in Control, then subject to and conditioned on Participant (or Participant’s estate (as applicable) timely executing and not revoking a Release that becomes effective and irrevocable no later than sixty (60) days following such Termination of Service, all then-outstanding RSUs (as assumed and adjusted in connection with the Change in Control) shall automatically vest in full (to the extent then-unvested) on the Release Effective Date.

(iii) With respect to clauses (i) - (ii)/ above, (x) the RSUs shall remain outstanding and eligible to vest following Participant’s Termination of Service through the Release Effective Date and shall automatically be forfeited on the sixtieth (60th) day following such termination if the Release does not become effective and irrevocable on or prior to such date, and (y) any RSUs that do not become vested on the Release Effective Date pursuant to the applicable sub-clause shall be immediately forfeited on such date. (d) Termination; Forfeiture. Unless earlier terminated as set forth in this Grant Notice or the Agreement, any RSUs (and their corresponding Dividend Equivalents) that have not become vested on or prior to the last day of the Performance Period (or, if earlier, the date on which a Change in Control occurs) will thereupon be automatically forfeited by Participant without payment of any consideration therefor. Except as set forth in clause (b) above, if Participant experiences a Termination of Service for any reason prior to the last day of the Performance Period, all then-unvested RSUs (and their corresponding Dividend Equivalents) will thereupon be automatically forfeited by Participant without payment of any consideration therefor. (d) Definitions. For purposes hereof, the following terms shall have the respective meanings sets forth below: (i) “Beginning Price” shall mean, with respect to the Company and any Peer Group Company, the average closing price of the Company’s Common Stock or such Peer Group’s stock (as applicable) for December 2021. (ii) “Ending Price” shall mean, with respect to the Company and any Peer Group Company, the average closing price of the Company’s Common Stock or such Peer Group’s stock (as applicable) for the three (3) months ending on (and including) the last day of the Performance Period. (iii) “Measurement Date” shall mean the date (which shall be no later than thirty (30) days after the conclusion of the Performance Period) on which the Administrator determines the Company’s Relative TSR and the number of RSUs that have become vested hereunder. (iv) “Peer Group Companies” shall mean the blended group of the Company’s Compensation Peer Group and the Dow Jones US Select Medical Equipment Index. The complete list of the Peer Group is attached and incorporated hereto as Exhibit 1 and includes those entities on the first day of the Performance Period and the common stock (or similar equity security) of which is continually listed or traded on a national securities exchange from the first day of the Performance Period through the last trading day of the Performance Period. For the avoidance of doubt, any entities added to the Dow Jones US Select Medical Equipment Index after the first day of the Performance Period shall be excluded from the definition of “Peer Group Companies.” (v) “Performance Period” shall mean the three-year period beginning on January 1, 2025 and ending on December 31, 2027. (vi) “Relative TSR” shall mean the Company’s TSR relative to the Peer Group Companies’ TSR over respect to the Performance Period, expressed as a percentile. (vii) “TSR” shall mean, with respect to the Company or any Peer Group Company, the quotient obtained by dividing (i) the sum of (A) the difference obtained by subtracting the applicable Beginning Price from the applicable Ending Price, plus (B) the aggregate value of all dividends in respect of the Shares or the applicable Peer Group Company’s stock, as applicable, that have an ex-dividend date during the Performance Period (assuming the reinvestment of such dividends in additional shares of stock on the ex-dividend date) by (ii) the applicable Beginning Price; provided, however, that in the event a Peer Group Company files for bankruptcy or liquidates due to an insolvency, such company shall continue to be treated as a Peer Group Company, and such company’s Ending Price will be treated as $0 if the common stock (or similar equity security) of such company is no longer listed or traded on a national securities exchange on the last trading day of the Performance Period (and if multiple Peer Group Companies file for bankruptcy or liquidate due to an insolvency, such members shall be ranked in order of when such bankruptcy or liquidation occurs, with earlier bankruptcies and liquidations ranking lower than later bankruptcies and liquidations). In the event of a formation of a new parent company by a Peer Group Company, substantially all of the assets and liabilities of which consist immediately after the transaction or formation of the equity interests in the original Peer Group Company or the assets and liabilities of such Peer Group Company immediately prior to the transaction, such new parent company shall be substituted for the Peer Group Company to the extent (and for such period of time as) its common stock (or similar equity securities) are listed or traded on a national securities exchange but the common stock (or similar equity securities) of the original Peer Group Company are not. In the event of a merger or other business combination of two Peer Group Companies (including, without limitation, the acquisition of one Peer Group Company, or all or substantially all of its assets, by another Peer Group Company), the surviving, resulting or successor entity, as the case may be, shall continue to be treated as a Peer Group Company, provided that the common stock (or similar equity security) of such entity is listed or traded on a national securities exchange through the last trading day of the Performance Period. With respect to the preceding two sentences, the applicable stock prices shall be equitably and proportionately adjusted to the extent (if any) necessary to preserve the intended incentives of the RSUs and mitigate the impact of the transaction. By accepting (whether in writing, electronically or otherwise) the RSUs and Dividend Equivalents, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. THE BEAUTY HEALTH COMPANY PARTICIPANT By: Name: Pedro Malha Title:

Exhibit A RESTRICTED STOCK UNIT AGREEMENT Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan. ARTICLE I. GENERAL 1.1 Award of RSUs and Dividend Equivalents. (a) The Company has granted the RSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the RSUs have vested. (b) The Company hereby grants to Participant, with respect to each RSU granted hereunder, a Dividend Equivalent in respect of which Participant shall be entitled to receive payments in amounts equal to any ordinary dividends paid to substantially all holders of outstanding Shares with an ex- dividend date occurring after the Grant Date and on or prior to the date the applicable RSU is settled, forfeited or otherwise terminates. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary dividends or distributions paid on a single Share. Any such amounts, if any, shall be payable only if and to the extent that the RSU to which such Dividend Equivalent relates vests, and any Dividend Equivalent payments that would have been made prior to such payment date had the RSU been vested, plus (or minus) the amount of gain (or loss) on such amounts had they been reinvested in Common Stock on the applicable ex-dividend date (at a price equal to the closing price of the Common Stock on the applicable ex-dividend date), shall be paid in a single lump sum at such time as the Share underlying such RSU is paid to Participant in accordance with Section 2.2 below (such payment date, the “Accumulated Dividend Payment Date”). For clarity, in the event of Participant’s Termination of Service for any reason following the Accumulated Dividend Payment Date, Participant shall not be entitled to any Dividend Equivalent payments with respect to dividends with an ex-dividend date prior to the date of such Termination of Service on Shares underlying RSUs which are unvested as of the date of such Termination of Service (after taking into account any vesting that occurs in connection with such Termination of Service, if any). Any Dividend Equivalents granted in connection with the RSUs granted hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such RSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A of the Code. 1.2 Incorporation of Terms of Plan. The RSUs and the Dividend Equivalents are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control, unless it is expressly specified in in this Agreement or the Grant Notice that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in this Agreement which provides supplemental or additional terms not inconsistent with the Plan. 1.3 Unsecured Promise. The RSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II. VESTING; FORFEITURE AND SETTLEMENT 2.1 Vesting; Forfeiture. The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. Except as otherwise set forth in the Grant Notice, the Plan or this Agreement, and unless the Administrator otherwise determines, in the event of Participant’s Termination of Service for any reason, all unvested RSUs and their corresponding Dividend Equivalents will immediately and automatically be cancelled and forfeited (after taking into consideration any accelerated vesting which may occur in connection with such Termination of Service, if any). 2.2 Settlement. (a) RSUs that vest will be paid in Shares as soon as administratively practicable after the vesting of the applicable RSU, but in no event later than sixty (60) days following the date on which the applicable RSU vests (or, in the case of any accelerated vesting that occurs on the Release Effective Date pursuant to the Grant Notice, no later than sixty (60) days following the date on which the applicable Termination of Service occurs). (b) Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law or an applicable provision of the Plan until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A. ARTICLE III. TAXATION AND TAX WITHHOLDING 3.1 Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. 3.2 Tax Withholding. (a) Unless the Administrator otherwise determines, the Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award (including the RSUs and the Dividend Equivalents) in satisfaction of any applicable withholding tax obligations, in accordance with the Plan. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income, in accordance with Section 9.5 of the Plan. (b) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs and the Dividend Equivalents, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs and the Dividend Equivalents. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs and the Dividend Equivalents or the subsequent sale of Shares.

The Company and its Subsidiaries do not commit and are under no obligation to structure the RSUs or the Dividend Equivalents to reduce or eliminate Participant’s tax liability. ARTICLE IV. OTHER PROVISIONS 4.1 Adjustments. Participant acknowledges that the RSUs, the Dividend Equivalents and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. 4.2 Clawback. The RSUs, the Dividend Equivalents and the Shares issuable hereunder shall be subject to clawback or recoupment in accordance with this Section 4.2. In the event that the Administrator, in its good faith discretion, determines that Participant has committed an act that constitutes Cause, and such act has resulted in or would reasonably be expected to result in material harm to the Company and/or its affiliates, the Board may seek recoupment of up to the full amount of the RSUs and Shares issued upon settlement thereof and/or any proceeds received upon the sale of any such Shares. Nothing in this Section 4.2 shall limit the application of any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. 4.3 Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s General Counsel at the Company’s principal office or the General Counsel’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation. 4.4 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. 4.5 Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. 4.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 4.7 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable

Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. 4.8 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. 4.9 Severability. If any portion of the Grant Notice or this Agreement or any action taken under the Grant Notice or this Agreement, in any case is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Grant Notice and/or this Agreement (as applicable), and the Grant Notice and/or this Agreement (as applicable) will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void. 4.10 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and the Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs and the Dividend Equivalents, as and when paid pursuant to the terms of this Agreement. 4.11 Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. 4.12 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument. 4.13 Governing Law. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. * * * * *

Exhibit 1 - 2025 Approved TSR Peer Group

Blended peer group of Beauty Health's Compensation Peer Group plus the Dow Jones US Select Medical Equipment Index effective January 1, 2025.

BeautyHealth's Compensation Peer Group					
Beyond Meat	European Wax Center	Inogen	Nu Skin	Revance Therapeutics	USANA Health
Cutera	Evolus	Medifast	Olaplex	Sonos	
Establishment Labs	InMode	Nature's Sunshine	OneSpaWorld	Tactile Systems Tech	
Dow Jones US Select Medical Equipment Index					

*Dow Jones US Select Medical Equipment Index as of January 1, 2025.

US-DOCS\163537025.5 EXHIBIT B Proprietary Information and Inventions Assignment Agreement [attached]

1 US-DOCS\127525951.4 THE BEAUTY HEALTH COMPANY EMPLOYEE PROPRIETARY INFORMATION AND INVENTIONS ASSIGNMENT AGREEMENT In consideration and as a condition of my employment by The Beauty Health Company and Edge Systems, LLC d/b/a The HydraFacial Company (together with their respective parents and subsidiaries and any of their respective successors or assigns, the “Company”), and my receipt of the compensation paid to me by the Company pursuant to the employment agreement entered into between me and the Company (the “Employment Agreement”) concurrently with the execution of this Employee Proprietary Information and Inventions Assignment Agreement (the “Agreement”), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Effective Date (as defined in the Employment Agreement), I, the undersigned, agree as follows: 1. Proprietary Information. During the term of my employment with the Company, I may receive and otherwise be exposed, directly or indirectly, to confidential and proprietary information of the Company whether in graphic, written, electronic or oral form, including without limitation, information relating to the Company’s business, strategies, designs, products, services and technologies and any derivatives, improvements and enhancements relating to any of the foregoing, or to the Company’s suppliers, customers or business partners (collectively “Proprietary Information”). Proprietary Information may be identified at the time of disclosure as confidential or proprietary or information which by its context would reasonably be deemed to be confidential or proprietary. “Proprietary Information” may also include without limitation (i)(a) unpublished patent disclosures and patent applications and other filings, knowhow, trade secrets, works of authorship and other intellectual property, as well as any information regarding ideas, Work Product (as defined below), technology, and processes, including without limitation assays, sketches, schematics, techniques, drawings, designs, descriptions, specifications and technical documentation, (b) specifications, protocols, models, designs, equipment, engineering, algorithms, software programs, software source documents, formulae, (c) information concerning or resulting from any research and development or other project, including without limitation, experimental work, and product development plans, regulatory compliance information, and research, development and regulatory strategies, and (d) business and financial information, including without limitation purchasing, procurement, manufacturing, customer lists, information relating to investors, employees, business and contractual relationships, business forecasts, sales and merchandising, business and marketing plans, product plans, and business strategies, including without limitation, information the Company provides regarding third parties, such as, but not limited to, suppliers, customers, employees, investors, or vendors; and (ii) any other information, to the extent such information contains, reflects or is based upon any of the foregoing Proprietary Information. The Proprietary Information may also include information of a third party that is disclosed to me by the Company or such third party at the Company’s direction. Any information disclosed by any of the Company’s affiliated companies or by any company, person or other entity participating with the Company in any consortium, partnership, joint venture or similar business combination, which would otherwise constitute Proprietary Information if disclosed by the Company, shall be deemed to constitute Proprietary Information under this Agreement, and the rights of the Company under this Agreement may be enforced by any such affiliate or participating entity (as well as by the Company) with respect to any violation relating to the Proprietary Information disclosed by such affiliate or entity, as if that affiliate or entity were also a party to this Agreement.

2 US-DOCS\127525951.4 2. Obligations of Non-Use and Nondisclosure. I acknowledge the confidential and secret character of the Proprietary Information, and agree that the Proprietary Information is the sole, exclusive and valuable property of the Company. Accordingly, I agree not to use the Proprietary Information except in the performance of my authorized duties as an employee of the Company, and not to disclose all or any part of the Proprietary Information in any form to any third party, either during or after the term of my employment with the Company, without the prior written consent of the Company on a case-by-case basis, and to cooperate with the Company and use my reasonable best efforts to prevent the unauthorized use or disclosure or reproductions of any Proprietary Information. In addition, I agree not to copy or remove any tangible materials containing Proprietary Information from the premises of the Company, except in the proper performance of my duties as an employee of the Company or with the prior written consent of the Company on a case-by-case basis. Upon termination of my employment with the Company, I agree to cease using and to return to the Company all whole and partial copies and derivatives of the Proprietary Information, whether in my possession or under my direct or indirect control, provided that I am entitled to retain my personal copies of (a) my compensation and benefits records, and (b) this Agreement. I understand that my obligations of nondisclosure with respect to Proprietary Information shall not apply to information that I can establish by competent proof (i) was actually in the public domain at the time of disclosure or enters the public domain following disclosure other than as a result of a breach of this Agreement, (ii) is already in my possession without breach of any obligations of confidentiality at the time of disclosure by the Company as shown by my files and records immediately prior to the time of disclosure, or (iii) is obtained by me from a third party not under confidentiality obligations and without a breach of any obligations of confidentiality. If I become compelled by law, regulation (including without limitation the rules of any applicable securities exchange), court order, subpoena, or other governmental authority to disclose any Proprietary Information, I shall, to the extent possible and permissible under applicable law, first give notice to the Company. I agree to cooperate reasonably with the Company (at the Company’s request) in any proceeding to obtain a protective order or other remedy. If such protective order or other remedy is not obtained, I shall only disclose that portion of such Proprietary Information required to be disclosed, in the opinion of my legal counsel. I shall request that confidential treatment be accorded such Proprietary Information, where available. Compulsory disclosures made pursuant to this section shall not relieve me of my obligations of confidentiality and non-use with respect to non-compulsory disclosures. I shall promptly notify my supervisor or any other officer of the Company of any possible unauthorized use or disclosure of Proprietary Information and shall cooperate fully with the Company to enforce its rights in such information. Notwithstanding the foregoing or anything herein to the contrary, nothing contained herein shall prohibit me from (x) filing a charge with, reporting possible violations of federal law or regulation to, participating in any investigation by, or cooperating with any governmental agency or entity or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation; (y) communicating directly with, cooperating with, or providing information (including trade secrets) in confidence to, any federal, state or local government regulator (including, but not limited to, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, or the U.S. Department of Justice) for the purpose of reporting or investigating a suspected violation of law, or from providing such information to my attorney or in a sealed complaint or other document filed in a lawsuit or other governmental proceeding; and/or (z) making disclosures that are protected by the National Labor Relations Act or similar applicable law. 3. Defend Trade Secrets Act Notice of Immunity Rights. I acknowledge that the Company has provided me with the following notice of immunity rights in compliance with the requirements of the Defend Trade Secrets Act: (a) I shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of Proprietary Information that is made in confidence to a Federal, State, or

3 US-DOCS\127525951.4 local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, (b) I shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of Proprietary Information that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal and (c) if I file a lawsuit for retaliation by the Company for reporting a suspected violation of law, I may disclose the Proprietary Information to my attorney and use the Proprietary Information in the court proceeding, if I file any document containing the Proprietary Information under seal, and do not disclose the Proprietary Information, except pursuant to court order. 4. Property of the Company. I acknowledge and agree that all notes, memoranda, reports, drawings, blueprints, manuals, materials, data, emails and other papers and records of every kind, or other tangible or intangible materials which shall come into my possession in the course of my employment with the Company, relating to any Proprietary Information, shall be the sole and exclusive property of the Company and I hereby assign any rights or interests I may obtain in any of the foregoing. I agree to surrender this property to the Company immediately upon termination of my employment with the Company, or at any time upon request by the Company. I further agree that any property situated on the Company’s data systems or on the Company’s premises and owned by the Company, including without limitation electronic storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. I further agree that in the event of termination of my employment with the Company I will execute a Termination Certificate substantially in the form attached hereto as Exhibit A. 5. Inventions. 5.1 Disclosure and Assignment of Inventions. For purposes of this Agreement, an “Invention” shall mean any idea, invention or work of authorship, including, without limitation, any documentation, formula, design, device, code, method, software, technique, process, discovery, concept, improvement, enhancement, development, machine or contribution, in each case whether or not patentable or copyrightable, created or conceived and for purposes of this Section 5, “Company” shall mean the Company entity that is my employer as of the Effective Date or, if I am subsequently employed by any subsidiary or parent of such Company entity, the applicable subsidiary or parent by which I am employed. I will disclose all Inventions created or conceived by me after the Effective Date promptly in writing to an officer of the Company or to attorneys of the Company in accordance with the Company’s policies and procedures, I will, and hereby do, assign to the Company, without requirement of further writing, without royalty or any other further consideration, my entire right, title and interest throughout the world in and to all Inventions created, conceived, made, developed, and/or reduced to practice by me in the course of my employment by the Company and all intellectual property rights therein. I hereby waive, and agree to waive, any moral rights I may have in any copyrightable work I create or have created on behalf of the Company. I also hereby agree, that for a period of one year after my employment with the Company, I shall disclose to the Company any Inventions that I create, conceive, make, develop, reduce to practice or work on that relate to the work I performed for the Company. The Company agrees that it will use commercially reasonable measures to keep Inventions disclosed to it pursuant to this Section 5.1 that do not constitute Inventions to be owned by the Company in confidence and shall not use any Inventions for its own advantage, unless in either case those Inventions are assigned or assignable to the Company pursuant to this Section 5.1 or otherwise. 5.2 Certain Exemptions. The obligations to assign Inventions set forth in Section 5.1

4 US-DOCS\127525951.4 apply with respect to all Inventions (a) whether or not such Inventions are conceived, made, developed or worked on by me during my regular hours of employment with the Company; (b) whether or not the Invention was made at the suggestion of the Company; (c) whether or not the Invention was reduced to drawings, written description, documentation, models or other tangible form; and (d) whether or not the Invention is related to the general line of business engaged in by the Company, but do not apply to Inventions that (x) constitute Background Technology, or entirely on my own time or after the date of this Agreement without using the Company’s equipment, supplies, facilities or Proprietary Information; (y) do not relate to the Company’s business, or actual or demonstrably anticipated research or development of the Company at the time of conception or reduction to practice of the Invention; and (z) do not result from and are not related to any work performed by me for the Company. I hereby acknowledge and agree that the Company has notified me that, if I reside in the state of California, assignments provided for in Section 5.1 do not apply to any Invention which qualifies fully for exemption from assignment under the provisions of Section 2870 of the California Labor Code (“Section 2870”), a copy of which is attached as Exhibit B. If applicable, at the time of disclosure of an Invention that I believe qualifies under Section 2870, I shall provide to the Company, in writing, evidence to substantiate the belief that such Invention qualifies under Section 2870. I further understand that, to the extent this Agreement shall be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, Section 5.1 shall be interpreted not to apply to any Invention which a court rules and/or the Company agrees falls within such classes. 5.3 Records. I will make and maintain adequate and current written records of all Inventions covered by Section 5.1. These records may be in the form of notes, sketches, drawings, flow charts, electronic data or recordings, notebooks and any other format. These records shall be and remain the property of the Company at all times and shall be made available to the Company at all times. 5.4 Patents and Other Rights. I agree to assist the Company in obtaining, maintaining and enforcing patents, invention assignments and copyright assignments, and other proprietary rights in connection with any Invention covered by Section 5.1, and will otherwise assist the Company as reasonably required by the Company to perfect in the Company the rights, title and other interests in my work product granted to the Company under this Agreement (both in the United States and foreign countries). I further agree that my obligations under this Section 5.4 shall continue beyond the termination of my employment with the Company, but if I am requested by the Company to render such assistance after the termination of such employment, I shall be entitled to a fair and reasonable rate of compensation for such assistance, and to reimbursement of any expenses incurred at the request of the Company relating to such assistance. If the Company is unable, after reasonable effort, to secure my signature on any document needed to obtain, maintain and enforce patents, invention assignments and copyright assignments, and other proprietary rights in connection with any Invention covered by Section 5.1, or to perfect in the Company the rights, title and other interests in my work product granted to the Company under this Agreement (both in the United States and foreign countries), I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, which appointment is coupled with an interest, to act for and in my behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section 5.4 with the same legal force and effect as if executed by me. 5.5 Prior Contracts and Inventions; Information Belonging to Third Parties. I represent and warrant that, except as set forth on Exhibit C, I am not required, and I have not been required during the course of work for the Company or its predecessors, to assign Inventions under any other contracts that are now or were previously in existence between me and any other person or entity. I further

5 US-DOCS\127525951.4 represent that (i) I am not obligated under any consulting, employment or other agreement that would affect the Company’s rights or my duties under this Agreement, and I shall not enter into any such agreement or obligation during the period of my employment by the Company, (ii) there is no action, investigation, or proceeding pending or threatened, or any basis therefor known to me involving my prior employment or any consultancy or the use of any information or techniques alleged to be proprietary to any former employer, and (iii) the performance of my duties as an employee of the Company do not and will not breach, or constitute a default under any agreement to which I am bound, including any agreement limiting the use or disclosure of proprietary information acquired in confidence prior to engagement by the Company or if applicable, any agreement to refrain from competing, directly or indirectly, with the business of such previous employer or any other party or to refrain from soliciting employees, customers or suppliers of such previous employer or other party. I will not, in connection with my employment by the Company, use or disclose to the Company any confidential, trade secret or other proprietary information of any previous employer or other person to which I am not lawfully entitled. As a matter of record, I attach as Exhibit C a brief description of all Inventions made or conceived by me prior to my employment with the Company which I desire to be excluded from this Agreement (“Background Technology”). If full disclosure of any Background Technology would breach or constitute a default under any agreement to which I am bound, including any agreement limiting the use or disclosure of proprietary information acquired in confidence prior to engagement by the Company, I understand that I am to describe such Background Technology in Exhibit C at the most specific level possible without violating any such prior agreement. Without limiting my obligations or representations under this Section 5.5, if I use any (i) Background Technology or (ii) any other Inventions in which I have an interest and that are excluded from the assignment of Inventions set forth in Section 5.1 (collectively (i) and (ii), the “Excluded Technology”) in the course of my employment or incorporate any Excluded Technology in any product, service or other offering of the Company, I hereby grant the Company a non-exclusive, royalty-free, perpetual and irrevocable, worldwide right to use and sublicense the use of Excluded Technology for the purpose of developing, marketing, selling and supporting Company technology, products and services, either directly or through multiple tiers of distribution, but not for the purpose of marketing Excluded Technology separately from Company products or services. 5.6 Works Made for Hire. I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my employment with the Company and which are eligible for copyright protection are “works made for hire” as that term is defined in the United States Copyright Act (17 U.S.C., Section 101). 6. Restrictive Covenants. I agree to fully comply with the covenants set forth in this Section 6 (the “Restrictive Covenants”). I further acknowledge and agree that the Restrictive Covenants are reasonable and necessary to protect the Company’s legitimate business interests, including its Proprietary Information and goodwill. 6.1 Non-Competition. During the term of my employment by the Company and for a period of one (1) year immediately following the termination of such employment for any reason (collectively, the “Restricted Period”), I will not, directly or indirectly, for my own benefit or for the benefit of any other individual or entity other than the Company: (a) operate, conduct, or engage in, or prepare to operate, conduct, or engage in the Business, as defined hereafter, (b) own, finance, or invest in (except as the holder of not more than one percent (1%) of the outstanding stock of a publicly-held company) any Business, or (c) participate in, render services to, or assist any person or entity that engages in or is preparing to engage in the Business in any capacity (whether as an employee, consultant, contractor, partner, officer, director, or otherwise) (x) which involves the same or similar types of services I performed for the Company

6 US-DOCS\127525951.4 at any time during the last two years of my employment with the Company or (y) in which I could reasonably be expected to use or disclose Proprietary Information, in each case of (a), (b), or (c) in the Restricted Territory, as defined hereafter. 6.2 Non-Solicitation of Company Personnel. During the Restricted Period, I will not, directly or indirectly, for my own benefit or for the benefit of any other individual or entity (a) employ or hire any Company Personnel in any capacity (whether as an employee, contractor, consultant or otherwise); (b) solicit or attempt to solicit for employment or hire any Company Personnel in any capacity; (c) entice or induce any Company Personnel to leave his or her or their employment with the Company; or (d) otherwise negatively interfere with the Company’s relationship with any Company Personnel. Notwithstanding the foregoing, a general solicitation or advertisement for job opportunities that I may publish without targeting any Company Personnel shall not be considered a violation of Section 6.2(b). 6.3 Non-Solicitation of Company Customer. During the Restricted Period, I will not, directly or indirectly, for my own benefit or for the benefit of any other individual or entity: (a) solicit business from, or offer to provide products or services that are similar to any product or service provided or that could be provided by the Company or that are otherwise competitive with the Business to, any Company Customer; (b) cause or encourage any Company Customer to reduce or cease doing business with the Company, or (c) otherwise negatively interfere with the Company’s relationships with any Company Customer. 6.4 No Defamatory Communications. During the term of my employment with the Company and thereafter, I agree that I will not make any public or private statement which would reasonably be expected to defame or disparage the Company or any of its employees, officers, managers or directors. Notwithstanding the foregoing, this Section 6.4 shall not preclude me from making any statement to the extent required by law or legal process. 6.5 Tolling Period. Without limiting the Company’s ability to seek other remedies available in law or equity, if I violate any of the provisions of Sections 6.1, 6.2 or 6.3, the Restricted Period applicable thereto shall be extended by one day for each day that I am in violation of such provisions, up to a maximum extension equal to the length of such Restricted Period so as to give the Company the full benefit of the bargained-for length of forbearance. 6.6 Interpretation. If any restriction set forth in the Restrictive Covenants is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. 6.7 Waiver. At any time, the Company may in its sole discretion elect to waive any or part of the Restrictive Covenants, provided any such waiver is expressly agreed to in writing by an executive officer of the Company, or, if I am an executive officer of the Company, by the Board of Directors of the Company. 6.8 Definitions.

7 US-DOCS\127525951.4 (a) “Business” means the business of developing, marketing, licensing, selling, or providing services related to non-invasive, innovative skin care products to cleanse, extract, and hydrate the skin with hydradermabrasion and/or microdermabrasion technology and serums. (b) “Company Customer” means any individual who (i) is, or was at any time during the one year period prior to the termination of my employment with the Company, a customer, supplier, or vendor of the Company of whom I learned, with whom I had business contact or about whom I obtained Proprietary Information at any time during my employment with the Company, or (ii) is a prospective customer, supplier, or vendor of the Company of whom I learned, with whom I had business contact, or about whom I obtained Proprietary Information as part of a solicitation of business on behalf of the Company at any time during the one year period prior to my termination of employment with the Company. (c) “Company Personnel” means any individual or entity who is or was at any time during the six-month period prior to my solicitation or other activity prohibited by Section 6.2, employed or engaged (whether as an employee, consultant, independent contractor or in any other capacity) by the Company. (d) “Restricted Territory” means, collectively, (i) the States of California and New York and each county therein, (ii) each of the other states of the United States, and (iii) such additional countries in which the Company does business during my employment. 7. Notification to Other Parties. In the event of termination of my employment with the Company, I hereby consent to notification by the Company to my new employer or other party for whom I work about my rights and obligations under this Agreement. 8. Employment at Will. I understand and agree that my employment with the Company is at will. Accordingly, my employment can be terminated for any lawful reason or for no reason, without cause or notice, at my option or the Company’s option, subject to and except as otherwise expressly set forth in the Employment Agreement. The Restrictive Covenants will remain in effect for the periods specified in this Agreement, unless such Restrictive Covenants are modified by a further written agreement signed by both an authorized officer of the Company and me which expressly alters such Restrictive Covenants. 9. Miscellaneous. 9.1 The parties’ rights and obligations under this Agreement will bind and inure to the benefit of their respective successors, heirs, executors, and administrators and permitted assigns. I will not assign this Agreement or my obligations hereunder without the prior written consent of the Company, which consent may be withheld in the Company’s sole discretion, and any such purported assignment without consent shall be null and void from the beginning. I agree that the Company may freely assign this Agreement to any affiliate or successor in interest, including any person or entity that, whether by way of

8 US-DOCS\127525951.4 merger, sale, acquisition, corporate re-organization or otherwise, directly or indirectly acquires all or substantially all of the business or assets of the Company. 9.2 This Agreement, together with the Employment Agreement, constitutes the parties’ final, exclusive and complete understanding and agreement with respect to the subject matter hereof, and supersedes all prior and contemporaneous understandings and agreements, whether oral or written, relating to its subject matter. 9.3 Any subsequent change or changes in my duties, obligations, rights or compensation will not affect the validity or scope of this Agreement. This Agreement may not be waived, modified or amended unless mutually agreed upon in writing by both parties. No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion. 9.4 The provisions of this Agreement are severable, and the invalidity or unenforceability of any provision(s) of this Agreement shall not impact the validity or enforceability of any other provision(s) of this Agreement, which shall remain in full force and effect. 9.5 I acknowledge that the Company will suffer substantial damages not readily ascertainable or compensable in terms of money in the event of the breach of any of my obligations under this Agreement. I therefore agree that the Company shall be entitled (without limitation of any other rights or remedies otherwise available to the Company) to obtain an injunction from any court of competent jurisdiction prohibiting the continuance or recurrence of any breach of this Agreement. The non-prevailing party in any action or proceeding pursuant to this Agreement shall pay all of the prevailing parties reasonable and necessary expenses relating to any such action or proceeding including, without limitation, all reasonable attorney’s fees, if so authorized by applicable state and/or federal law. 9.6 The rights and obligations of the parties under this Agreement shall be governed in all respects by the laws of the State of Florida exclusively, without reference to any conflict laws rule that would result in the application of the laws of any other jurisdiction. The Company and I agree that all disputes arising hereunder shall be adjudicated in the state and federal courts having jurisdiction over disputes arising in Dade County, Florida, and the Company and I hereby agree to consent to the personal jurisdiction of such courts. The Company and I each hereby irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement. 9.7 Any notices required or permitted hereunder shall be given to the appropriate party at the address specified on the signature page to this Agreement or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery, or sent by certified or registered mail, postage prepaid, three (3) days after the date of mailing. 9.8 Except as otherwise provided herein, the provisions of this Agreement shall survive the termination of my employment with the Company for any reason. 9.9 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A facsimile, PDF (or any electronic signature complying with the U.S. federal ESIGN Act of

9 US-DOCS\127525951.4 2000, e.g., www.docusign.com) or any other type of copy of an executed version of this Agreement signed by a party is binding upon the signing party to the same extent as the original of the signed agreement. I ACKNOWLEDGE THAT I HAVE HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL PRIOR TO SIGNING THIS AGREEMENT, AND THAT I HAVE EITHER CONSULTED WITH OR ON MY OWN VOLITION CHOSEN NOT TO CONSULT WITH SUCH COUNSEL. I FURTHER ACKNOWLEDGE THAT I HAVE READ THIS AGREEMENT CAREFULLY AND I UNDERSTAND AND ACCEPT THE OBLIGATIONS WHICH IT IMPOSES UPON ME WITHOUT RESERVATION. NO PROMISES OR REPRESENTATIONS HAVE BEEN MADE TO ME TO INDUCE ME TO SIGN THIS AGREEMENT. I SIGN THIS AGREEMENT VOLUNTARILY AND FREELY, IN DUPLICATE, WITH THE UNDERSTANDING THAT THE COMPANY WILL RETAIN ONE COUNTERPART AND THE OTHER COUNTERPART WILL BE RETAINED BY ME. (Signature Page Follows)

IN WITNESS WHEREOF, I have executed this document as of September 29, 2025. By: /s/ Pedro Malha Name: Pedro Malha Address: Executive’s residential address as then set forth in the Company’s personnel records AGREED AND ACKNOWLEDGED: THE BEAUTY HEALTH COMPANY By: /s/ Doug Schillinger Name: Doug Schillinger Title: Chairman, BeautyHealth Compensation Committee Address: The Beauty Health Company 2165 E Spring Street Long Beach, CA 90806 HYDRAFACIAL LLC By: /s/ Paul Bokota Name: Paul Bokota Title: Senior Vice-President, General Counsel and Secretary Address: c/o The Beauty Health Company 2165 E Spring Street Long Beach, CA 90806

Exhibit A Termination Certificate I, the undersigned, hereby certify that I do not have in my possession, nor have I failed to return, any documents or materials relating to the business of The Beauty Health Company, Edge Systems, LLC d/b/a The HydraFacial Company or their affiliates (together, the “Company”), or copies thereof, including, without limitation, any item of Proprietary Information listed in Section 4 of the Company’s Employee Proprietary Information and Inventions Assignment Agreement (the “Agreement”) to which I am a party, but not including copies of my own compensation and benefits records (in each case, to the extent expressly permitted by the Agreement). I further certify that I have complied with all of the terms of the Agreement signed by me. I further agree that in compliance with the Agreement, I will preserve as confidential any information relating to the Company or any of it business partners, clients, consultants or licensees which has been disclosed to me in confidence during the course of my employment by the Company unless authorized in writing to disclose such information (i) by an executive officer of the Company, in the event that I am not an executive officer of the Company, or (ii) by the Board of Directors of the Company, in the event that I am an executive officer of the Company. I understand that nothing herein is intended to or shall prevent me from communicating directly with, cooperating with, or providing information to, any federal, state or local government regulator, including, but not limited to, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, or the U.S. Department of Justice. Date: _____________ _________________________ (Employee’s Signature) _________________________ (Printed or Typed Name of Employee)

Exhibit B California Labor Code California Labor Code § 2870. Application of provision providing that employee shall assign or offer to assign rights in invention to employer. (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or (2) Result from any work performed by the employee for the employer. (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

Exhibit C Background Technology List here prior contracts to assign Inventions that are now in existence between any other person or entity and you. List here previous Inventions which you desire to have specifically excluded from the operation of this Agreement. Continue on reverse side if necessary.

US-DOCS\163537025.5 EXHIBIT C Form of Release [attached]

GENERAL RELEASE OF ALL CLAIMS This General Release of all Claims (this “Release”) is entered into on ____________, 202_ by and between The Beauty Health Company (“Parent”), and Hydrafacial LLC (the “Company”), and Pedro Malha (“Executive”). In consideration of the payments and benefits set forth in the Employment Agreement (the “Employment Agreement”) between Executive, Parent and the Company, effective ____________ (the “Effective Date”), to which Executive first became legally entitled following the Effective Date, Executive agrees as follows: 1. General Release and Waiver of Claims. (a) For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Executive and each of Executive’s respective heirs, executors, administrators, representatives, agents, successors, assigns and representatives (the “Releasor”) hereby irrevocably and unconditionally releases and forever discharges each of Parent, the Company, and their respective partners, subsidiaries, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them (collectively, the “Releasees”), of and from any and all manner of action or actions, cause or causes of action, judgments, obligations, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent, which Releasor now has, ever had or may hereafter have against any Releasee, by reason of any act, omission, practice, conduct, event, cause, or other matter whatsoever from the beginning of time up to and including the date that Executive executes this Release, to the fullest extent permitted by law. (b) Without limiting the generality of the foregoing, Releasor releases and discharges Releasees from any and all claims in any way arising out of, based upon, or related to Executive’s employment with Parent and/or the Company, the termination of employment of Executive by Parent and/or the Company and/or the events surrounding the circumstances relating to that termination, including, but not limited to: (i) any and all claims arising under tort, contract and quasi-contract law, including, but not limited to, claims of breach of contract (express or implied), tortious interference with contract or prospective business advantage, breach of the covenant of good faith and fair dealing, promissory estoppel, detrimental reliance, invasion of privacy, wrongful or retaliatory discharge, fraud, defamation, slander, libel, negligent or intentional infliction of emotional distress or compensatory or punitive damages; (ii) any and all claims for monetary or equitable relief, including, but not limited to, attorneys’ fees, back pay, front pay, reinstatement, experts’ fees, medical fees or expenses, costs, and disbursements; and (iii) and any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act (“ADEA”), the Americans With Disabilities Act, the Family and Medical Leave Act, the Equal Pay Act, the False Claims Act, the Employee Retirement Income Security Act, the Federal Worker Retraining and Notification Act, the Fair Labor Standards Act, the Civil Rights Act of 1991, Section 1981 of

2 U.S.C. Title 42, the Sarbanes-Oxley Act of 2002, the California Fair Employment and Housing Act, the California Unfair Competition Law, the California Equal Pay Law, the Moore-Brown-Roberti Family Rights Act of 1991, the California Labor Code, the California Worker Adjustment and Retraining Notification Act, California Wage and Hour laws, the California False Claims Act, the California Constitution and the California Corporate Criminal Liability Act, and any other federal, state or local law or ordinance prohibiting employment discrimination, harassment or retaliation. This Release does not release claims arising after the date Executive executes this Release, nor claims that cannot be released as a matter of law, including, but not limited to, Executive’s right to file a charge with or participate in a charge by the Equal Employment Opportunity Commission (“EEOC”), the National Labor Relations Board (“NLRB”), or any other local, state, or federal administrative body or government agency that is authorized to enforce or administer laws related to employment, against Parent and/or the Company (with the understanding that any such filing or participation does not give Executive the right to recover any monetary damages against Parent and/or the Company; Executive’s release of claims herein bars Executive from recovering such monetary relief from Parent and/or the Company before the EEOC, NLRB, or other administrative body). Notwithstanding the foregoing, this Release does not apply to (i) any lawsuit brought to challenge the validity of this Release under the ADEA, (i) payments or benefits under Article IV of the Employment Agreement, which payments and benefits (among other good and valuable consideration) are provided in exchange for this Release, (iii) any claims for indemnification arising under any applicable indemnification obligation of Parent and/or the Company, (iv) accrued or vested benefits under any applicable Parent and/or Company employee benefit plan (within the meaning of Section 3(3) of the Employment Retirement Income Security Act) and (v) any rights as a shareholder of the Parent or pursuant to any option, restricted stock unit or other equity compensation award agreement or plan. (c) Executive acknowledges that Executive has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” Executive, being aware of, understanding and acknowledging the significance and consequence of specifically waiving California Civil Code Section 1542, hereby expressly waives and relinquishes all rights and benefits Executive may have thereunder, as well as any other applicable statutes or common law principles of similar effect, in order to effect a full and complete general release as described above. Thus, notwithstanding the provisions of California Civil Code Section 1542, and to implement a full and complete release, Executive expressly

3 acknowledges this Release is intended to include in its effect, without limitation, all claims he does not know or suspect to exist in his favor at the time of signing this Release, and that this Release contemplates the extinguishment of any such claims. 2. Consideration and Revocation Period. By signing this Release, Executive represents and warrants that: (a) Under the Federal Age Discrimination in Employment Act of 1967, as amended , and the applicable rules and regulations promulgated thereunder, Parent and the Company advise Executive that he should consult with independent counsel before executing this Release; and Executive acknowledges that he has been so advised. Executive further acknowledges that he has had at least twenty-one (21) days to consider this Release before signing it and Executive further acknowledges that if he signs this Release prior to the expiration of the twenty-one (21) day period, Executive waives the remainder of that period. (b) Executive acknowledges that he has carefully read this Release in its entirety; that he has had an adequate opportunity to consider it; that he understands all its terms; and that he knowingly and voluntarily assents to all the terms and conditions contained herein, including, without limitation, the waiver and release contained herein. (c) Executive further acknowledges that he has seven (7) calendar days following the date he signs this Release to revoke it and this Release shall not become effective until the eighth day following the date on which Executive signs this Release. Executive understands that if he wishes to revoke this Release, Executive must deliver written notice of revocation (which may be by email), stating Executive’s intent to revoke this Release on or before 5:00 p.m. (PST) of the seventh (7th) day after the date on which Executive signs this Release to Paul Bokota, V.P. & General Counsel, The Beauty Health Company, 2165 East Spring St., Long Beach, California 90806. Executive acknowledges that if Executive revokes this Release, Executive will not receive any payments or benefits pursuant to Article IV of the Employment Agreement. 3. No Assignment. Executive represents and warrants that there has been no assignment or other transfer of any interest in any claim released hereunder which Executive may have against each Releasee and Executive agrees to indemnify and hold each Releasee harmless from any liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred by any Releasee as the result of any such assignment or transfer or any rights or claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by any Releasee against Executive under this indemnity

4 4. Proceedings. Executive agrees that if Executive hereafter commences any suit arising out of, based upon, or relating to any of the claims released hereunder or in any manner asserts against any Releasee any of the claims released hereunder, then Executive agrees to pay to such Releasee, in addition to any other damages caused to such Releasee thereby, all attorneys’ fees incurred by such Releasee in defending or otherwise responding to said suit or claim. Notwithstanding the foregoing, the foregoing sentence shall not apply to the extent such attorneys’ fees are attributable to Executive’s good faith challenge to or a request for declaratory relief with respect to the validity of the waiver herein under the ADEA. 5. Nonadmission. Executive further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by any of the Releasees, all of whom have consistently taken the position that they have no liability whatsoever to Executive. 6. Confidential Information. Executive acknowledges and agrees that Executive is bound by that certain Confidentiality Agreement (as defined in the Employment Agreement). Executive hereby reaffirms the covenants, terms and conditions set forth in the Confidentiality Agreement, and acknowledges and agrees that the Confidentiality Agreement remains in full force and effect in accordance with its terms 7. Severability. In the event any provision or part of this Release is found to be invalid or unenforceable, only that particular provision or part so found, and not the entire Release, will be inoperative 8. Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of Florida, without regard to conflicts of laws principles thereof. EXECUTIVE ACKNOWLEDGES THAT HE HAS READ THIS RELEASE AGREEMENT AND THAT HE FULLY KNOWS, UNDERSTANDS AND APPRECIATES ITS CONTENTS, AND THAT HE HEREBY EXECUTES THE SAME AND MAKES THIS RELEASE AGREEMENT AND THE RELEASE AND AGREEMENTS PROVIDED FOR HEREIN VOLUNTARILY AND OF HIS OWN FREE WILL. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has executed this General Release of all Claims this day of 20 . Pedro Malha